                                                                 EXHIBIT 10.XXIV


                                   RESTATED
                                LOAN AGREEMENT

                                     AMONG

                          GOTHIC ENERGY CORPORATION,
                         GOTHIC ENERGY OF TEXAS, INC.
                                      AND
                            GOTHIC GAS CORPORATION,
                                 AS BORROWERS

                                      AND

                             BANK ONE, TEXAS, N.A.
                          AND THE BANKS NAMED HEREIN
                                   AS BANKS

                                      AND
                            BANK ONE, TEXAS, N.A.,
                                   AS AGENT



                               FEBRUARY 17, 1997

                               TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

1.   Definitions...........................................................   2

2.   Commitments of the Bank...............................................  12
     (a)    Terms of Revolving Commitment..................................  12
     (b)    Bridge Loan....................................................  13
     (c)    Procedure for Borrowing........................................  13
     (d)    Letters of Credit..............................................  13
     (e)    Procedure for Obtaining Letters of Credit......................  14
     (f)    Voluntary Reduction of Revolving Commitment....................  15
     (g)    Monthly Commitment Reduction...................................  15
     (h)    Special Advance Facility.......................................  15
     (i)    Special Drilling Facility......................................  15
     (j)    Additional Reduction of Availability Under Revolving
              Commitment...................................................  16
     (k)    Several Obligations............................................  16
     (l)    Limited Liability of Gas.......................................  16

3.   Notes Evidencing Loans................................................  17
     (a)    Form of Revolving Notes........................................  17
     (b)    Form of Bridge Notes...........................................  17
     (c)    Issuance of Additional Notes...................................  17
     (d)    Interest Rate..................................................  17
     (e)    Payment of Interest............................................  18
     (f)    Payment of Principal...........................................  18
     (g)    Payment to Banks...............................................  18
     (h)    Sharing of Payments, Etc.......................................  18
     (i)    Non-Receipt of Funds by the Agent..............................  19
     (j)    Capital Adequacy...............................................  19

4.   Interest Rates........................................................  20
     (a)    Options........................................................  20
     (b)    Interest Rate Determination....................................  21
     (c)    Conversion Option..............................................  21
     (d)    Recoupment.....................................................  21

5.   Special Provisions Relating to Eurodollar Loans.......................  21
     (a)    Unavailability of Funds or Inadequacy of Pricing...............  21
     (b)    Reserve Requirements...........................................  22

     (c)    Taxes..........................................................  22
     (d)    Change in Laws.................................................  23
     (e)    Option to Fund.................................................  23
     (f)    Indemnity......................................................  23
     (g)    Payments Not at End of Interest Period.........................  23

6.   Collateral Securities.................................................  24

7.   Borrowing Base........................................................  25
     (a)    Initial Borrowing Base.........................................  25
     (b)    Subsequent Determinations of Borrowing Base....................  25

8.   Fees..................................................................  26
     (a)    Unused Commitment Fee..........................................  26
     (b)    Borrowing Base Increase Fee....................................  27
     (c)    The Letter of Credit Fee.......................................  27
     (d)    Agency Fees....................................................  27
     (e)    Special Advance Fee............................................  27

9.   Prepayments...........................................................  27
     (a)    Voluntary Prepayments..........................................  27
     (b)    Mandatory Prepayment For Borrowing Base Deficiency.............  27

10.  Representations and Warranties........................................  28
     (a)    Creation and Existence.........................................  28
     (b)    Power and Authority............................................  28
     (c)    Binding Obligations............................................  28
     (d)    No Legal Bar or Resultant Lien.................................  28
     (e)    No Consent.....................................................  28
     (f)    Financial Condition............................................  29
     (g)    Liabilities....................................................  29
     (h)    Litigation.....................................................  29
     (i)    Taxes; Governmental Charges....................................  29
     (j)    Titles, Etc....................................................  29
     (k)    Defaults.......................................................  29
     (l)    Casualties; Taking of Properties...............................  30
     (m)    Use of Proceeds; Margin Stock..................................  30
     (n)    Location of Business and Offices...............................  30
     (o)    Compliance with the Law........................................  30
     (p)    No Material Misstatements......................................  31
     (q)    Not A Utility..................................................  31

     (r)    ERISA..........................................................  31
     (s)    Public Utility Holding Company Act.............................  31
     (t)    Subsidiaries...................................................  31
     (u)    Environmental Matters..........................................  31
     (v)    Liens..........................................................  32

11.  Conditions of Lending.................................................  32

12.  Affirmative Covenants.................................................  34
     (a)    Financial Statements and Reports...............................  34
     (b)    Certificates of Compliance.....................................  36
     (c)    Accountants' Certificate.......................................  36
     (d)    Taxes and Other Liens..........................................  36
     (e)    Compliance with Laws...........................................  36
     (f)    Further Assurances.............................................  37
     (g)    Performance of Obligations.....................................  37
     (h)    Insurance......................................................  37
     (i)    Accounts and Records...........................................  38
     (j)    Right of Inspection............................................  38
     (k)    Notice of Certain Events.......................................  38
     (l)    ERISA Information and Compliance...............................  38
     (m)    Environmental Reports and Notices..............................  39
     (n)    Compliance and Maintenance.....................................  39
     (o)    Operation of Properties........................................  39
     (p)    Compliance with Leases and Other Instruments...................  40
     (q)    Certain Additional Assurances Regarding
            Maintenance and Operations of Properties.......................  40
     (r)    Sale of Certain Assets/Prepayment of Proceeds..................  40
     (s)    Title Matters..................................................  41
     (t)    Curative Matters...............................................  41
     (u)    Change of Principal Place of Business..........................  41
     (v)    Cash Collateral Accounts.......................................  41
     (w)    Hedging........................................................  42

13.  Negative Covenants....................................................  42
     (a)    Negative Pledge................................................  42
     (b)    Current Ratio..................................................  42
     (c)    Debt Service Coverage Ratio....................................  42
     (d)    Minimum Tangible Net Worth.....................................  42
     (e)    General and Administrative Expenses............................  43
     (f)    Consolidations and Mergers.....................................  43

     (g)    Debts, Guaranties and Other Obligations........................  43
     (h)    Dividends......................................................  44
     (i)    Loans and Advances.............................................  44
     (j)    Sale or Discount of Receivables................................  44
     (k)    Nature of Business.............................................  44
     (l)    Transactions with Affiliates...................................  44
     (m)    Hedging Transactions...........................................  45
     (n)    Investment.....................................................  45
     (o)    Amendment to Articles of Incorporation or Bylaws...............  45
     (p)    Sale of Assets.................................................  45
     (q)    Proceeds of Production.........................................  46
     (r)    Amendments to Preferred Stock and Convertible
            Promissory Notes...............................................  46

15.  The Agent and the Banks...............................................  48
     (a)    Appointment and Authorization..................................  48
     (b)    Note Holders...................................................  49
     (c)    Consultation with Counsel......................................  49
     (d)    Documents......................................................  49
     (e)    Resignation or Removal of Agent................................  49
     (f)    Responsibility of Agent........................................  50
     (g)    Independent Investigation......................................  51
     (h)    Indemnification................................................  52
     (i)    Benefit of Section 15..........................................  52
     (j)    Pro Rata Treatment.............................................  52
     (k)    Assumption as to Payments......................................  53
     (l)    Other Financings...............................................  53
     (m)    Interests of Banks.............................................  53
     (n)    Investments....................................................  53

16.  Exercise of Rights....................................................  54

17.  Notices...............................................................  54

18.  Expenses..............................................................  54

19.  Indemnity.............................................................  55

20.  Governing Law.........................................................  56

21.  Invalid Provisions....................................................  56

22.  Maximum Interest Rate.................................................  56

23.  Amendments............................................................  57

24.  Multiple Counterparts.................................................  57

25.  Conflict..............................................................  57

26.  Survival..............................................................  57

27.  Parties Bound.........................................................  57

28.  Assignments and Participations........................................  57

29.  Other Agreements......................................................  59

30.  Financial Terms.......................................................  59

EXHIBITS
--------

Exhibit "A"  -  Notice of Borrowing
Exhibit "B"  -  Revolving Note
Exhibit "C"  -  Bridge Note
Exhibit "D"  -  Certificate of Compliance
Exhibit "E"  -  Form of Assignment and Acceptance Agreement

SCHEDULES
---------

Schedule 1  -  Liens
Schedule 2  -  List of Wells to be Drilled with Special Drilling Facility
Schedule 3  -  Financial Condition
Schedule 4  -  Liabilities
Schedule 5  -  Litigation
Schedule 6  -  Subsidiaries
Schedule 7  -  Environmental Matters
Schedule 8  -  Title Matters
Schedule 9  -  Curative Matters

                            RESTATED LOAN AGREEMENT


     THIS RESTATED LOAN AGREEMENT (hereinafter referred to as the "Agreement") executed as of the 17th day of February, 1997, by and between GOTHIC ENERGY CORPORATION, an Oklahoma corporation ("Energy") and GOTHIC ENERGY OF TEXAS, INC., an Oklahoma corporation ("Texas") GOTHIC GAS CORPORATION, an Oklahoma corporation ("Gas") (Energy, Gas and Texas are hereinafter collectively referred to as "Borrowers" and individually as a "Borrower") and BANK ONE, TEXAS, N.A., a national banking association ("Bank One") and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Agreement) or which may from time to time become a party hereto pursuant to the provisions of Section 28 hereof or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually, "Bank") and Bank One, as Agent.

                              W I T N E S S E T H:

     WHEREAS, Borrowers and Bank One entered into a Loan Agreement dated as of January 19, 1996 (the "Loan Agreement") under the terms of which Bank One agreed, subject to the satisfaction of certain conditions precedent set forth therein, to provide Borrowers, Buttonwood Energy Corporation ("Buttonwood") and Buttonwood Petroleum, Inc., ("Petroleum") with a revolving loan facility in amounts of up to $20,000,000.00; and

     WHEREAS, pursuant to a First Amendment to Loan Agreement dated as of January 30, 1996, Buttonwood and Petroleum were joined as Borrowers under the Loan Agreement and assumed any and all obligations due Bank One under the Loan Agreement; and

     WHEREAS, the Loan Agreement was thereafter amended pursuant to a Second Amendment to Loan Agreement dated as of May 14, 1996, and a Third Amendment to Loan Agreement dated July 31, 1996; and

     WHEREAS, on the 9th day of May, 1996 Buttonwood merged into Petroleum with Petroleum being the survivor; and

     WHEREAS, on the 22nd day of October, 1996, Energy merged into a newly formed, wholly-owned, subsidiary called Gothic Energy Newco, Inc., an Oklahoma corporation ("Newco") with Newco being the survivor and on the same date Newco changed its name to Gothic Energy Corporation; and

     WHEREAS, the Loan Agreement was further amended pursuant to a Fourth Amendment to Loan Agreement dated as of November 26, 1996; and

     WHEREAS, on the 4th day of December, 1996, Petroleum merged into Energy with Energy being the survivor; and

     WHEREAS, the Loan Agreement was further amended pursuant to a Fifth Amendment to Loan Agreement dated December 27, 1996; and

     WHEREAS, the Borrowers and Bank One have agreed to restate the Loan Agreement to increase the amount of the reducing revolver, add a new bridge loan facility, add a new Special Drilling Facility, add Gas as a Borrower, and make certain other changes thereto.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereby agree to restate the Loan Agreement as follows:

     1. DEFINITIONS. When used herein the terms "Agent," "Agreement," "Bank", "Banks", "Bank One," "Borrower," "Borrowers", "Energy", "Gas" and "Texas" shall have the meanings indicated above. When used herein the following terms shall have the following meanings:

        (a) Acquisitions - The term "Acquisitions" is used herein as defined
            ------------
     in Section 11(a)(vii) hereof.

        (b) Advance or Advances - A loan or loans hereunder.
            -------------------

        (c) Affiliate - Any Person which, directly or indirectly, controls, is
            ---------
     controlled by or is under common control with the relevant Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean a member of the board of directors, a partner or an officer of such Person, or any other Person with possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership (of record, as trustee, or by proxy) of voting shares, partnership interests or voting rights, through a management contract or otherwise. Any Person owning or controlling directly or indirectly ten percent or more of the voting shares, partnership interests or voting rights, or other equity interest of another Person shall be deemed to be an Affiliate of such Person.

        (d) Assignment and Acceptance - A document substantially in the form
            -------------------------
     of Exhibit "E" hereto.

        (e) Base Rate - As of any date, the fluctuating rate of interest per
            ---------
     annum established from time to time by Agent as its Base Rate (which rate of interest may not be the lowest, best or most favorable rate of interest which Agent may charge on loans to its customers). Each change in the Base Rate shall become effective without prior notice to Borrowers automatically as of the opening of business on the date of such change in the Base Rate.

          (f) Base Rate Interest Period - With respect to any Base Rate Loan,
              -------------------------
     the period ending on the first day of each month, provided, however, that
     (i) if any Base Rate Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, and (ii) if any Base Rate Interest Period would otherwise end after the Maturity Date such Interest Period shall end on the Maturity Date.

          (g) Base Rate Loans - Any loan during any period which bears interest
              ---------------
     based upon the Base Rate or which would bear interest based upon the Base Rate if the Maximum Rate ceiling was not in effect at that particular time.

          (h) Base Rate Margin -
              ----------------

               (i) For Revolving Loans the Base Rate Margin will be one percent (1%) when any amount is outstanding on the Special Advance Facility, the Special Drilling Facility or the Bridge Loan; at any other time, the Base Rate Margin shall be zero percent (0%);

               (ii) For the Bridge Loans the Base Rate Margin will be three percent (3%) from the Effective Date through May 31, 1997, and thereafter the Base Rate Margin shall be five percent (5%);

               (iii) For the Special Advance Facility and the Special Drilling Facility, the Base Rate Margin will be three percent (3%).

          (i) Borrowing Base - The value assigned by the Banks from time to time
              --------------
     to the Oil and Gas Properties pursuant to Section 7 hereof. Until the next determination of the Borrowing Base pursuant to Section 7(b) hereof the Borrowing Base shall be $32,000,000.

          (j) Borrowing Date - The date elected by Borrowers pursuant to Section
              --------------
     2(b) hereof for an Advance on the Revolving Loan.

          (k) Bridge Loan - The $10,000,000 Loan made pursuant to Section 2(b)
              -----------
     hereof.

          (l) Bridge Loan Commitment - As to all Banks, $10,000,000 and as to
              ----------------------
     any Bank, its obligation with regard to the Bridge Loan in the amount set forth opposite the name of such Bank on the signature pages hereto under the heading "Bridge Loan Commitment".

          (m) Bridge Loan Commitment Percentage - For each Bank, the percentage
              ---------------------------------
     derived by dividing its Bridge Loan Commitment at the time of determination by the Bridge

     Loan Commitment of all Banks at the time of determination. At Effective Date, Bank One's Bridge Loan Commitment Percentage is 100%.

          (n) Bridge Loan Maturity Date - September 1, 1997.
              -------------------------

          (o) Bridge Notes - The Bridge Notes described in Section 3 hereof.
              ------------

          (p) Business Day - The normal banking hours during any day (other than
              ------------
     Saturdays or Sundays) that banks are legally open for business in Dallas, Texas.

          (q) Change of Control - A Change of Control shall occur if any Person
              -----------------
     (or syndicate or group of Persons which is deemed a Person for the purposes of Sections 13(d) or 14(d)(ii) of the Securities Act of 1934, as amended) shall acquire, directly or indirectly an amount of issued and outstanding voting stock of any Borrower (including the acquisition of newly-issued stock) sufficient to change the control of such Borrower by causing the election or change of a majority of the directors of such Borrower.

          (r) Change of Management - A Change of Management shall occur if
              --------------------
     Michael Paulk ever ceases to act as President of Energy and a replacement for such officer, acceptable to Agent, is not appointed within thirty (30) days thereafter .

          (s) Commitments - The Revolving Commitment and the Bridge Loan
              -----------
     Commitment.

          (t) Current Assets - The total of the Borrowers' consolidated current
              --------------
     assets determined in accordance with GAAP, plus, as of any date, the current unused availability on the Revolving Commitment.

          (u) Current Liabilities - The total of Borrowers' consolidated current
              -------------------
     obligations as determined in accordance with GAAP, excluding therefrom current maturities due on the Revolving Loan.

          (v) Defaulting Bank - The term "Defaulting Bank" is used herein as
              ---------------
     defined in Section 3(g) hereof.

          (w) Effective Date - The date of this Agreement.
              --------------

          (x) Eligible Assignee - Any of (i) a Bank or any Affiliate of a Bank;
              -----------------
     (ii) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for

     Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000.00, provided that such bank is acting through a branch or agency located in the United States; and (iv) a Person that is primarily engaged in the business of commercial banking and that (A) is a subsidiary of a Bank, (B) a subsidiary of a Person of which a Bank is a subsidiary, or
     (C) a Person of which a Bank is a subsidiary.

          (y)  Environmental Laws - The Comprehensive Environmental Response,
               ------------------
     Compensation and Liability Act of 1980, as amended by the Super Fund Amendments and Reauthorization Act of 1986, 42 U.S.C.A. (S)9601, et seq.,
                                                                      -- ---
     the Resource Conservation and Recovery Act, as amended by the Hazardous Solid Waste Amendment of 1984, 42 U.S.C.A. (S)6901, et seq., the Clean Air
                                                         -- ---
     Act, 42 U.S.C.A. (S)1251, et seq., the Toxic Substances Control Act, 15
                               -- ---
     U.S.C.A. (S)2601, et seq., The Oil Pollution Act of 1990, 33 U.S.G.
                       -- ---
     (S)2701, et seq., and all other laws, statutes, codes, acts, ordinances,
              -- ---
     orders, judgments, decrees, injunctions, rules, regulations, order and restrictions of any federal, state, county, municipal and other governments, departments, commissions, boards, agencies, courts, authorities, officials and officers, domestic or foreign, relating to air pollution, water pollution, noise control and/or the handling, discharge, disposal or recovery of on-site or off-site asbestos or "hazardous substances" as defined by 42 U.S.C. (S) 9601, et seq., as amended, as each
                                                   -- ---
     of the foregoing may be amended from time to time.

          (z)  Environmental Liability - Any claim, demand, obligation, cause
               -----------------------
     of action, order, violation, damage, injury, judgment, penalty or fine, cost of enforcement, cost of remedial action or any other costs or expense whatsoever, including reasonable attorneys' fees and disbursements, resulting from the violation or alleged violation of any Environmental Law or the imposition of any Environmental Lien (as hereinafter defined) which could reasonably be expected to individually or in the aggregate have a Material Adverse Effect.

          (aa) Environmental Lien - A Lien in favor of any court, governmental
               ------------------
     agency or instrumentality or any other Person (i) for any Environmental Liability or (ii) for damages arising from or cost incurred by such court or governmental agency or instrumentality or other person in response to a release or threatened release of asbestos or "hazardous substance" into the environment, the imposition of which Lien could reasonably be expected to have a Material Adverse Effect.

          (bb) ERISA - The Employee Retirement Income Security Act of 1974, as
               -----
     amended.

          (cc) Eurodollar Business Day - A Business Day on which dealings in
               -----------------------
     U.S. Dollar deposits are carried on in the London interbank market.

          (dd) Eurodollar Interest Period - With respect to any Eurodollar Loan
               --------------------------
     (i) initially, the period commencing on the date such Eurodollar Loan is made and ending one (1), two (2) or three (3) months thereafter as selected by the Borrowers pursuant to Section 4(a)(ii), and (ii) thereafter, each period commencing on the day following the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one (1), two
     (2) or three (3) months thereafter, as selected by the Borrowers pursuant to Section 4(a)(ii); provided, however, that (i) if any Eurodollar Interest Period would otherwise expire on a day which is not a Eurodollar Business Day, such Interest Period shall expire on the next succeeding Eurodollar Business Day unless the result of such extension would be to extend such Interest Period into the next calendar month, in which case such Interest Period shall end on the immediately preceding Eurodollar Business Day, (ii) if any Eurodollar Interest Period begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) such Interest Period shall end on the last Eurodollar Business Day of a calendar month, and (iii) any Eurodollar Interest Period which would otherwise expire after the Maturity Date shall end on such Maturity Date.

          (ee) Eurodollar Loan - Any loan during any period which bears interest
               ---------------
     at the Eurodollar Rate, or which would bear interest at such rate if the Maximum Rate ceiling was not in effect at a particular time.

          (ff) Eurodollar Margin - The fluctuating Eurodollar Margin in effect
               -----------------
     from day to day shall be:

               (i) At any time any amount is outstanding on the Special Advance Facility, the Special Drilling Facility or the Bridge Loan:

                    (A) three and three-quarters percent (3.75%) per annum
               whenever the Total Outstandings are greater than 75% of the Borrowing Base in effect at the time in question;

                    (B) three and one-half percent (3.50%) per annum whenever
               the Total Outstandings are greater than 50%, but less than or equal to 75%, of the Borrowing Base in effect at the time in question; or

                    (C) three and one-quarter percent (3.25%) per annum whenever the Total Outstandings are 50% or less of the Borrowing Base in effect at the time in question.

               (ii) When there is no outstanding balance due on the Special Advance Facility, the Special Drilling Facility or the Bridge Loan:

                    (A) two and one-half percent (2.50%) per annum whenever the
               Total Outstandings are greater than 75% of the Borrowing Base in effect at the time in question;

                    (B) two and one-quarter percent (2.25%) per annum whenever the Total Outstandings are greater than 50%, but less than or equal to 75%, of the Borrowing Base in effect at the time in question; or

                    (C) two percent (2.00%) per annum whenever the Total
               Outstandings are 50% or less of the Borrowing Base in effect at the time in question.

          (gg) Eurodollar Rate - With respect to each Eurodollar Interest
               ---------------
     Period, the rate of interest per annum at which deposits in immediately available and freely transferable funds in U.S. Dollars are offered to the Agent (at approximately 10:00 a.m., Dallas, Texas time three Eurodollar Business Days prior to the first day of each Eurodollar Interest Period) in the London interbank market for delivery on the first day of such Eurodollar Interest Period in an amount equal to or comparable to the principal amount of the Eurodollar Loan to which such Eurodollar Interest Period relates. Each determination of the Eurodollar Rate by the Agent shall, in the absence of error, be conclusive and binding.

          (hh) Financial Statements - Balance sheets, income statements,
               --------------------
     statements of cash flow and appropriate footnotes and schedules, prepared in accordance with GAAP.

          (ii) GAAP - Generally accepted accounting principles, consistently
               ----
     applied.

          (jj) General and Administrative Expenses - Expenses of providing
               -----------------------------------
     corporate, management, supervisory and engineering services and other corporate services with respect to the management and assets of the Borrowers, determined in accordance with GAAP.

          (kk) Interest Payment Date - The earlier of (i) the last day of each
               ---------------------
     Interest Period or (ii) the last day of each calendar month.

          (ll) Interest Period - Any Base Rate Interest Period, or Eurodollar
               ---------------
     Interest Period.

          (mm) Letters of Credit - The term "Letters of Credit" is used herein
               -----------------
     as defined in Section 2(d) hereof.

          (nn) Lien - Any mortgage, deed of trust, pledge, security interest,
               ----
     assignment, encumbrance or lien (statutory or otherwise) of every kind and character.

          (oo) Loans - The Revolving Loan and the Bridge Loan.
               -----

          (pp) Loan Documents - This Agreement, the Notes, the Security
               --------------
     Instruments and all other documents executed in connection with the transaction described in this Agreement.

          (qq) Majority Banks - Banks holding 100% or more of the Commitments.
               --------------

          (rr) Material Adverse Effect - Any circumstance or event which could
               -----------------------
     have a material adverse effect on (i) the assets or properties, liabilities, financial condition, business, operations, affairs or circumstances of the Borrowers from the facts represented or warranted in this Agreement or any other Security Instrument, or (ii) the ability of the Borrowers to carry out their respective businesses as of the date of this Agreement or as proposed at the date of this Agreement to be conducted or to meet their obligations under the Note, this Agreement or the other Loan Documents on a timely basis.

          (ss) Maximum Rate - At any particular time in question, the maximum
               ------------
     non-usurious rate of interest which under applicable law may then be charged on the Note. If such Maximum Rate changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrowers from time to time as the effective date of each change in such Maximum Rate.

          (tt) Monthly Commitment Reduction - The term "Monthly Commitment
               ----------------------------
     Reduction" is used herein, as defined in Section 2(g) hereof.

          (uu) Net Cash Flow - Net Income plus non-cash charges (such as
               -------------              ----
     depreciation, depletion or amortization) excluding gains or losses from the sale of capital assets minus preferred stock cash dividends, calculated on
                            -----
     a consolidated basis in accordance with GAAP.

          (vv) Net Income - Borrowers' consolidated net income after income
               ----------
     taxes calculated in accordance with GAAP.

          (ww) Net Revenues - The sum of (i) revenue received by or on behalf of
               ------------
     Borrowers with respect to the Oil and Gas Properties during any period plus
                                                                            ----
     (ii) Overhead

     Reimbursement Revenue, less the sum of (i) production taxes attributable to
                            ----
     the Oil and Gas Properties and (ii) lease operating expenses attributable to the Oil and Gas Properties, to the extent that such production taxes and lease operating expenses are actually paid during the period, all as calculated in accordance with GAAP.

          (xx)   Notes - The Revolving Notes and the Bridge Notes, substantially
                 -----
     in the form of Exhibit "B" and "C" hereto issued or to be issued hereunder to each Bank, respectively, to evidence the indebtedness to such Bank arising by reason of the Advances on the Revolving Loan and the Bridge Loan, together with all modifications, renewals and extensions thereof or any part thereof.

          (yy)   Oil and Gas Properties - All oil, gas and mineral properties
                 ----------------------
     and interests, related personal properties, in which Borrowers grant to the Banks either a first and prior lien and security interest pursuant to
     Section 6 hereof or negative pledge pursuant to Section 13 hereof.

          (zz)   Other Financing - The term "Other Financing" is used herein as
                 ---------------
     defined in Section 15(l) hereof.

          (aaa)  Overhead Reimbursement Revenue - Revenue received by one or
                 ------------------------------
     more Borrowers to reimburse such Borrower or Borrowers for overhead expenses incurred in connection with the operation of oil and gas properties by such Borrower or Borrowers.

          (bbb)  Payor - The term "Payor" is used herein as defined in Section
                 -----
     3(i)hereof.

          (ccc)  Paulk Note - That certain Promissory Note in the original
                 ----------
     principal amount of $158,000 dated as of November 26, 1996 executed by Michael Paulk payable to the order of Bank One.

          (ddd)  Permitted Liens - The term Permitted Lien shall mean (i)
                 ---------------
     royalties, overriding royalties, reversionary interests, production payments and similar burdens; (ii) sales contracts or other arrangements for the sale of production of oil, gas or associated liquid or gaseous hydrocarbons which would not (when considered cumulatively with the matters discussed in clause (i) above) deprive any Borrower of any material right in respect of any such Borrower's assets or properties (except for rights customarily granted with respect to such contracts and arrangements); (iii) statutory Liens for taxes or other assessments that are not yet delinquent (or that, if delinquent, are being contested in good faith by appropriate proceedings, levy and execution thereon having been stayed and continue to be stayed and for which such Borrower has set aside on its books adequate reserves in accordance with GAAP); (iv) easements, rights of way, servitudes, permits, surface leases and other rights in respect to surface operations, pipelines, grazing, logging, canals, ditches, reservoirs or the like, conditions, covenants and other restrictions, and easements of streets, alleys, highways, pipelines, telephone lines, power lines, railways and other easements and rights of way on, over or in respect of any Borrower's assets or properties and that do not individually or in the aggregate, cause a Material Adverse Effect;
     (v) materialmen's, mechanic's, repairman's, employee's, warehousemen's, landlord's, carrier's, pipeline's, contractor's, sub-contractor's, operator's, non-operator's (arising under operating or joint operating agreements), and other Liens (including any financing statements filed in respect thereof) incidental to obligations incurred by any Borrower in connection with the construction, maintenance, development, transportation, storage or operation of such Borrower's assets or properties to the extent not delinquent (or which, if delinquent, are being contested in good faith by appropriate proceedings and for which such Borrower has set aside on its books adequate reserves in accordance with GAAP); (vi) all contracts, agreements and instruments, and all defects and irregularities and other matters affecting such Borrower's assets and properties which were in existence at the time such Borrower's assets and properties were originally acquired by such Borrower and all routine operational agreements entered into in the ordinary course of business, which contracts, agreements, instruments, defects, irregularities and other matters and routine operational agreements are not such as to, individually or in the aggregate, interfere materially with the operation, value or use of such Borrower's assets and properties, considered in the aggregate; (vii) liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations; (viii) legal or equitable encumbrances deemed to exist by reason of the existence of any litigation or other legal proceeding or arising out of a judgment or award with respect to which an appeal is being prosecuted in good faith and levy and execution thereon have been stayed and continue to be stayed; (ix) rights reserved to or vested in any municipality, governmental, statutory or other public authority to control or regulate such Borrower's assets and properties in any manner, and all applicable laws, rules and orders from any governmental authority; (x) landlord's liens; (xi) Liens incurred pursuant to the Security Instruments; and (xii) Liens existing at the date of this Agreement which have been disclosed to Banks in the Borrowers' September 30, 1996 Financial Statements or identified in Schedule "1" hereto.

          (eee)  Person - An individual, a corporation, a partnership, an
                 ------
     association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          (fff)  Plan - Any plan subject to Title IV of ERISA and maintained by
                 ----
     any Borrower, or any such plan to which a Borrower is required to contribute on behalf of its employees.

          (ggg)  Pro Rata or Pro Rata Part - For each Bank, (i) for all purposes
                 -------------------------
     where no Loan is outstanding, such Bank's Revolving Commitment Percentage for matters relating to the Revolving Commitment and its Bridge Loan Commitment Percentage for matters relating to the Bridge Loan Commitment and (ii) otherwise, the proportion which the portion of the outstanding Loans owed to such Bank bears to the aggregate outstanding Loans owed to all Banks at the time in question (calculated separately for each Bank for the Revolving Loan and the Bridge Loan).

          (hhh)  Rainwater Note - That certain Promissory Note in the original
                 --------------
     principal amount of $158,000 dated as of November 26, 1996 executed by John
     L. Rainwater payable to the order of Bank One.

          (iii)  Reimbursement Obligations - At any time, the obligations of the
                 -------------------------
     Borrowers in respect of all Letters of Credit then outstanding to reimburse amounts paid by any Bank in respect of any drawing or drawings under a Letter of Credit.

          (jjj)  Required Payment - The term "Required Payment" is used herein
                 ----------------
     as defined in Section 3(i) hereof.

          (kkk)  Revolving Commitment - (A) For all Banks, the lesser of (i)
                 --------------------                          ------
     $75,000,000 or (ii) the Borrowing Base, as reduced from time to time pursuant to Sections 2 and 7 hereof, plus the Special Advance Facility and
                                          ----
     the Special Drilling Facility, and (B) as to any Bank, its obligation to make Advances hereunder on the Revolving Loan and purchase participations in Letters of Credit issued hereunder by the Agent in amounts not exceeding, in the aggregate, the amount set forth opposite the name of such Bank on the signature pages hereto under the heading "Revolving Commitment".

          (lll)  Revolving Commitment Percentage - For each Bank the percentage
                 -------------------------------
     derived by dividing its Revolving Commitment at the time of the termination by the Revolving Commitments of all Banks at the time of determination. At the Effective Date, Bank One's Revolving Commitment Percentage is 100%.

          (mmm)  Revolving Loan - Loan or loans made under the Revolving
                 --------------
     Commitment pursuant to Section 2 hereof.

          (nnn)  Revolving Maturity Date - January 30, 1999.
                 -----------------------

          (ooo)  Security Instruments - The term Security Instruments is used
                 --------------------
     collectively herein to mean this Agreement, all Deeds of Trust, Mortgages, Security Agreements, Assignments of Production and Financing Statements, all Pledge Agreements, Security Agreements and other collateral documents covering the Oil and Gas Properties and related personal property, equipment, oil and gas inventory, stock and partnership interest and proceeds of the foregoing, all such documents to be in form and substance satisfactory to Agent.

          (ppp)  Special Advance Facility - An Advance under the Revolving
                 ------------------------
     Commitment made to Borrowers pursuant to the provisions of Section 2(h) hereof.

          (qqq)  Special Drilling Facility - An Advance under the Revolving
                 -------------------------
     Commitment made to Borrowers pursuant to the provisions of Section 2(i) hereof.

          (rrr)  Subsidiary - Any corporation or other entity of which
                 ----------
     securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by any Borrower or another subsidiary.

          (sss)  Tangible Net Worth - An amount equal to the Borrowers'
                 ------------------
     consolidated stockholders equity, as determined in accordance with GAAP.

          (ttt)  Total Outstandings - As of any date, the sum of (i) the total
                 ------------------
     principal balance outstanding on the Notes, plus (ii) the total face amount of all outstanding Letters of Credit plus (iii) the total amount of all unpaid Reimbursement Obligations.

          (uuu)  Tranche - A Eurodollar Loan or a Base Rate Loan.
                 -------

          (vvv)  Unscheduled Redeterminations - A redetermination of the
                 ----------------------------
     Borrowing Base made at any time other than on the dates set for the regular semi-annual redetermination of the Borrowing Base which are made (A) at the reasonable request of Borrowers, (B) at any time it appears to Agent or Majority Banks, in the exercise of their reasonable discretion, that either
     (i) there has been a decrease in the value of the Oil and Gas Properties, or (ii) an event has occurred which is reasonably expected to have a Material Adverse Effect.

     2.   COMMITMENTS OF THE BANK.

          (a) Terms of Revolving Commitment.  On the terms and conditions
              -----------------------------
     hereinafter set forth, each Bank agrees severally to make Advances to the Borrowers from time to time during the period beginning on the Effective Date and ending on the Maturity Date in such amounts as the Borrowers may request up to an amount not to exceed, in the aggregate principal amount outstanding at any time, the Revolving Commitment. The obligation of the Borrowers hereunder shall be evidenced by this Agreement and the Note issued in connection herewith, said Note to be as described in Section 3 hereof. Notwithstanding any other provision of this Agreement, no Advance shall be required to be made hereunder if any Event of Default (as hereinafter defined) has occurred and is continuing or if any event or condition has occurred or failed to occur which with the passage of time or service of notice, or both, would constitute an Event of Default. Each Advance under the Revolving Commitment shall be an aggregate amount of at least $100,000 or a whole number multiple thereof. Irrespective of the face amount of the Revolving Note or Notes, the Banks shall never have the obligation to Advance any amount or amounts in excess of the Revolving Commitment or to increase the Revolving Commitment. The total number of Tranches under the Revolving Commitment (exclusive of Tranches under the Special Advance Facility or the Special Drilling Facility) which may be outstanding at any time hereunder shall never exceed three (3), whether such Tranches are Base Rate Loans, Eurodollar Loans, or a combination thereof.

          (b) Bridge Loan.  On the terms and conditions hereinafter set forth,
              -----------
     Bank One agrees to make an advance to the Borrowers on the Effective Date equal to $10,000,000. No portion of the Bridge Loan, once repaid, may be reborrowed by Borrowers.

          (c) Procedure for Borrowing.  Whenever the Borrowers desire an Advance
              -----------------------
     hereunder, they shall give Agent telegraphic, telex, facsimile or telephonic notice ("Notice of Borrowing") of such requested Advance, which in the case of telephonic notice, shall be promptly confirmed in writing. Each Notice of Borrowing shall be in the form of Exhibit "A" attached hereto and shall be received by Agent not later than 11:00 a.m. Dallas, Texas time, (i) one Business Day prior to the Borrowing Date in the case of the Base Rate Loan, or (ii) three Business Days prior to any proposed Borrowing Date in the case of Eurodollar Loans. Each Notice of Borrowing shall specify (i) the Borrowing Date (which, if at Base Rate Loan, shall be a Business Day and if a Eurodollar Loan, a Eurodollar Business Day), (ii) the principal amount to be borrowed, (iii) the portion of the Advance constituting Base Rate Loans and/or Eurodollar Loans, (iv) if any portion of the proposed Advance is to constitute Eurodollar Loans, the initial Interest Period selected by Borrower pursuant to Section 4 hereof to be applicable thereto, and (v) the date upon which such Advance is required. Upon receipt of such Notice, Agent shall advise each Bank thereof; provided, that if the Banks have received at least one (1) day's notice of such Advance prior to funding of a Base Rate Loan, or at least three (3) days' notice of each Advance prior to funding in the case of a Eurodollar Loan, each Bank shall provide Agent at its office at 1717 Main Street, Dallas, Texas 75201, not later than 1:00 p.m., Dallas, Texas time, on the Borrowing Date, in immediately available funds, its pro rata share of the requested Advance, but the aggregate of all such fundings by each Bank shall never exceed such Bank's Revolving Commitment. Not later than 2:00 p.m., Dallas, Texas time, on the Borrowing Date, Agent shall make available to the Borrowers at the same office, in like funds, the aggregate amount of such requested Advance. Neither Agent nor any Bank shall incur any liability to the Borrowers in acting upon any Notice referred to above which Agent or such Bank believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrowers or for otherwise acting in good faith under this Section 2(b). Upon funding of Advances by Banks in accordance with this Agreement, pursuant to any such Notice, the Borrowers shall have effected Advances hereunder.

          (d) Letters of Credit.  On the terms and conditions hereinafter set
              -----------------
     forth, the Agent shall from time to time during the period beginning on the Effective Date and ending on the Maturity Date upon request of Borrowers issue standby and/or commercial Letters of Credit for the account of Borrowers (the "Letters of Credit") in such face amounts as Borrowers may request, but not to exceed in the aggregate face amount at any time outstanding the sum of One Million Dollars ($1,000,000.00). The face amount of all Letters of Credit issued and outstanding hereunder shall be considered as Advances for Borrowing Base purposes and all payments made by the Agent on such Letters of Credit shall be considered as Advances under the Note. Each Letter of Credit issued for the account of Borrowers hereunder shall (i) be in favor of such beneficiaries as specifically requested by Borrowers, (ii) have an expiration date not exceeding the Maturity Date, and (iii) contain such other terms and provisions as may be required by Bank. Each Bank (other than Agent) agrees that, upon issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in the Agent's liability under such Letter of Credit in an amount equal to such Bank's Revolving Commitment Percentage of such liability, and each Bank (other than Agent) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to Agent to pay and discharge when due, its Revolving Commitment Percentage of Agent's liability under such Letter of Credit. The Borrowers, and each of them, hereby unconditionally agree to pay and reimburse the Agent for the amount of each demand for payment under any Letter of Credit that is in substantial compliance with the provisions of any such Letter of Credit at or prior to the date on which payment is to be made by the Agent to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind. Upon receipt from any beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Agent shall promptly notify the Borrowers of the demand and the date upon which such payment is to be made by the

     Agent to such beneficiary in respect of such demand. Forthwith upon receipt of such notice from the Agent, Borrowers shall advise the Agent whether or not they intend to borrow hereunder to finance their obligations to reimburse the Agent, and if so, submit a Notice of Borrowing as provided in
     Section 2(b) hereof.

          (e) Procedure for Obtaining Letters of Credit.  The amount and date of
              -----------------------------------------
     issuance, renewal, extension or reissuance of a Letter of Credit pursuant to the Banks' commitment above in Section 2(c) shall be designated by Borrowers' written request delivered to Agent at least three (3) Business Days prior to the date of such issuance, renewal, extension or reissuance. Concurrently with or promptly following the delivery of the request for a Letter of Credit, Borrowers shall execute and deliver to the Agent an application and agreement with respect to the Letters of Credit, said application and agreement to be in the form used by the Agent. The Agent shall not be obligated to issue, renew, extend or reissue such Letters of Credit if (A) the amount thereon when added to the amount of the outstanding Letters of Credit exceeds One Million Dollars ($1,000,000.00) or (B) the amount thereof when added to the Total Outstandings would exceed the Revolving Commitment. Borrowers agree to pay the Agent for the benefit of the Banks commissions for issuing the Letters of Credit (calculated separately for each Letter of Credit) in an amount equal to the greater of
     (i) one percent (1%) per annum on the maximum face amount of the Letter of Credit or (ii) $400.00. Such commissions shall be payable prior to the issuance of each Letter of Credit and thereafter on each anniversary date of such issuance while such Letter of Credit is outstanding.

          (f) Voluntary Reduction of Revolving Commitment.  The Borrowers may at
              -------------------------------------------
     any time, or from time to time, upon not less than three (3) Business Days prior written notice to Agent, reduce or terminate the Revolving Commitment; provided, however, that (i) each reduction in the Revolving Commitment must be in the amount of $100,000 or more, in increments of $100,000 and (ii) each reduction must be accompanied by a prepayment of the Notes in the amount by which the outstanding principal balance of the Note exceeds the Revolving Commitment as reduced pursuant to this Section 2.

          (g) Monthly Commitment Reduction.  The Revolving Commitment shall be
              ----------------------------
     reduced as of the first day of each month beginning on the first day of the first month after the Effective Date by an amount determined by the Banks pursuant to Section 7(b) hereof (the "Monthly Commitment Reduction"). The Monthly Commitment Reduction shall be $240,000 on March 1, 1997, and thereafter, beginning April 1, 1997, $475,000.00 per month until redetermined pursuant to Section 7(b) hereof.

          (h) Special Advance Facility.  On the terms and conditions hereinafter
              ------------------------
     set forth, each Bank agrees severally from time to time to make available to Borrowers upon their written request certain amounts in the form of a Special Advance Facility to be used for the sole purpose of acquisition of oil and gas properties. Within a reasonable time after the receipt of a written request for a Special Advance Facility, Agent shall notify Borrowers of the amount and the maturity of any such Special Advance Facility. It is expressly understood that the Banks have no obligation to designate the Special Advance Facility at any particular amount, except in their discretion. Any Advance on the Special Advance Facility shall be an Advance or Advances under the Revolving Commitment and such Special Advance Facility shall be available to Borrowers in one or more Advances, but all amounts, once repaid, in whole or in part, may not be reborrowed. At the Effective Date the amount available as a Special Advance Facility shall be $0.

          (i) Special Drilling Facility.  On the terms and conditions
              -------------------------
     hereinafter set forth, each Bank agrees severally from time to time to make available to Borrowers upon their written request certain amounts in the form of a Special Drilling Facility to be used for the sole purpose of development drilling on the Oil and Gas Properties. Within a reasonable time after the receipt of a written request for a Special Drilling Facility, Agent shall notify Borrowers of the amount, maturity and purpose for which the funds shall be used for such Special Drilling Facility. It is expressly understood that the Banks have no obligation to designate the Special Drilling Facility at any particular amount, except in their discretion. After designation of a Special Drilling Facility, any request for an Advance under the Special Drilling Facility shall be accompanied by an AFE or completion information or other information covering the well or wells to be drilled in connection with the Advance, such information to be in form and substance satisfactory to Agent. At the Agent's discretion and based on the Agent's assessment of the information provided, Agent shall notify Borrowers of the amount, if any, of any such Advance. It is expressly understood that the Agent has no obligation to designate an Advance under the Special Drilling Facility at any particular amount, except in its discretion. Any Advance on the Special Drilling Facility shall be a Advance or Advances under the Revolving Commitment and such Special Drilling Facility shall be available to Borrowers, at the Agent's discretion, in one or more Advances, but all amounts, once repaid, in whole or in part, may not be reborrowed. At the Effective Date, there shall be available to Borrowers a Special Drilling Facility of $2,000,000, with a maturity of September 1, 1997, such Special Drilling Facility to be used to drill the oil and gas wells designated on Schedule 2 hereto.

          (j) Additional Reduction of Availability Under Revolving Commitment.
              ---------------------------------------------------------------
     The availability under the Revolving Commitment shall be reduced dollar for dollar by the face amount of the Paulk Note and the Rainwater Note. If a default occurs on either the Paulk Note or the Rainwater Note, or both, whether as a result of failure to pay on maturity or upon acceleration or otherwise, and such Note or Notes are guaranteed by Energy, Bank One shall give the Agent notice thereof and the Agent shall give Energy written notice of such default pursuant to the provisions of Energy's Guaranty. If such defaulted Note or Notes are not paid within five (5) days of such written notice, the Banks shall make an

     Advance against the Revolving Commitment to pay the total amount due to Bank One on the defaulted Note or Notes which are guaranteed by Energy, including principal, interest and expense without further action being required by the Borrowers, Bank One or the Banks hereunder. The Borrowers specifically grant to the Banks the authority to make such Advance or Advances on the Revolving Commitment to pay amounts due Bank One on any such defaulted Note or Notes. Within five (5) Business Days after such Advance, the Agent shall give written notice thereof to the Borrowers. However, failure to give such notice will not affect the validity of such Advance.

          (k) Several Obligations.  The obligations of the Banks under the
              -------------------
     Revolving Commitment are several and not joint. The failure of any Bank to make an Advance required to be made by it shall not relieve any other Bank of its obligation to make its Advance, and no Bank shall be responsible for the failure of any other Bank to make the Advance to be made by such other Bank. No Bank shall be required to lend hereunder any amount in excess of its legal lending limit.

          (l) Limited Liability of Gas.  While the obligations of the Borrowers
              ------------------------
     under this Agreement and the Notes shall be joint and several obligations of Energy, Texas and Gas, the liability of Gas thereunder shall be limited to the maximum amount of liability that can be incurred without rendering the obligations of Gas under the Loan Documents voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

     3. NOTES EVIDENCING LOANS. The loans described above in Section 2 shall be evidenced by a promissory notes of Borrowers as follows:

          (a) Form of Revolving Notes - The Revolving Loan shall be evidenced by
              -----------------------
     a Note or Notes in the aggregate face amount of $75,000,000, and shall be in the form of Exhibit "B" hereto with appropriate insertions, which Note or Notes shall replace the $20,000,000 Revolving Note dated January 19, 1996 and the $5,000,000 Acquisition Note dated December 27, 1996. Notwithstanding the face amount of the Notes, the actual principal amount due from the Borrowers to Banks on account of the Notes, as of any date of computation, shall be the sum of Advances then and theretofore made on account thereof, less all principal payments actually received by Banks in collected funds with respect thereto. Although the Notes may be dated as of the Effective Date, interest in respect thereof shall be payable only for the period during which the loans evidenced thereby are outstanding and, although the stated amount of the Notes may be higher, the Notes shall be enforceable, with respect to Borrowers' obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the loans.

          (b) Form of Bridge Notes - The Bridge Loan shall be evidenced by a
              --------------------
     Bridge Note or Notes in the aggregate face amount of $10,000,000, and shall be in the form of Exhibit "C" hereto with appropriate insertions.

          (c) Issuance of Additional Notes - At the Effective Date there shall
              ----------------------------
     be outstanding (i) one Revolving Note in the aggregate face amount of $75,000,000 payable to the order of Bank One, and (ii) one Bridge Note, in the aggregate face amount of $10,000,000 payable to Bank One. From time to time new Notes may issued to other Banks as such Banks become parties to this Agreement. Upon request from Agent, the Borrowers shall execute and deliver to Agent any such new or additional Notes. From time to time as new Notes are issued the Agent shall require that each Bank exchange their Notes for newly issued Notes to better reflect the extent of each Bank's Commitments hereunder.

          (d) Interest Rates - The unpaid principal balance of the Notes shall
              --------------
     bear interest from time to time as follows:

              (i)  Revolving Notes.  Interest on the Revolving Notes shall bear
                   ---------------
          interest from time to time as set forth in Section 4 hereof;

              (ii) Bridge Notes.  The unpaid principal balance of the Bridge
                   ------------
          Notes shall bear interest from time to time as set forth in Sections 4(a) and (d) hereof.


          (e) Payment of Interest - Interest on the Notes shall be payable on
              -------------------
     each Interest Payment Date.

          (f) Payment of Principal -
              --------------------

              (i)  Revolving Notes.  Principal of the Revolving Note or Notes
                   ---------------
          shall be due and payable to the Agent for the ratable benefit of the Banks on the Revolving Maturity Date unless earlier due in whole or in part as a result of an acceleration of the amount due or pursuant to the mandatory prepayment provisions of Section 9(b) hereof or as required under Sections 2(h) and 2(i) hereof;

              (ii) Bridge Notes.  Principal of the Bridge Note or Notes shall
                   ------------
          be due and payable to the Agent for the ratable benefit of the Banks on the Bridge Loan Maturity Date unless earlier due in whole or in part as a result of an acceleration of the amount due or pursuant to the mandatory prepayment provisions of Section 9(b) hereof;

          (g) Payment to Banks - Each Bank's Pro Rata Part of payment or
              ----------------
     prepayment of the Loans shall be directed by wire transfer to such Bank by the Agent at the address provided to the Agent for such Bank for payments no later than 2:00 p.m., Dallas, Texas, time on the Business Day such payments or prepayments are deemed hereunder to have been received by Agent; provided, however, in the event that any Bank shall have failed to make an Advance as contemplated under Section 2 hereof (a "Defaulting Bank") and the Agent or another Bank or Banks shall have made such Advance, payment received by Agent for the account of such Defaulting Bank or Banks shall not be distributed to such Defaulting Bank or Banks until such Advance or Advances shall have been repaid in full to the Bank or Banks who funded such Advance or Advances. Any payment or prepayment received by Agent at any time after 12:00 noon, Dallas, Texas, time on a Business Day shall be deemed to have been received on the next Business Day. Interest shall cease to accrue on any principal as of the end of the day preceding the Business Day on which any such payment or prepayment is deemed hereunder to have been received by Agent. If Agent fails to transfer any principal amount to any Bank as provided above, then Agent shall promptly direct such principal amount by wire transfer to such Bank.

          (h) Sharing of Payments, Etc. - If any Bank shall obtain any payment
              -------------------------
     (whether voluntary, involuntary, or otherwise) on account of the Loans, (including, without limitation, any set-off) which is in excess of its Pro Rata Part of payments on either of the Loans, as the case may be, obtained by all Banks, such Bank shall purchase from the other Banks such participation as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided that, if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, the purchase shall be rescinded and the purchase price restored to the extent of the recovery. The Borrowers agree that any Bank so purchasing a participation from another Bank pursuant to this Section may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of offset) with respect to such participation as fully as if such Bank were the direct creditor of the Borrowers in the amount of such participation.

          (i) Non-Receipt of Funds by the Agent - Unless the Agent shall have
              ---------------------------------
     been notified by a Bank or the Borrowers (the "Payor") prior to the date on which such Bank is to make payment to the Agent of the proceeds of a Loan to be made by it hereunder or the Borrowers is to make a payment to the Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was made available by the Agent until the date the Agent recovers such amount at the rate applicable to such portion of the applicable Loan.

          (j)  Capital Adequacy - If either (i) the introduction or
               ----------------
     implementation of or the compliance with or any change in or in the interpretation of any law, rule or regulation or (ii) the introduction or implementation of or the compliance with any mandatory request, directive or guideline from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by any Bank or any corporation controlling any Bank as a result of maintaining the Loans, then within fifteen (15) days after demand by such Bank, the Borrowers will pay to such Bank, from time to time as specified by such Bank, such additional amount or amounts which such Bank shall reasonably determine to be appropriate to compensate such Bank or any corporation controlling such Bank in light of such circumstances, to the extent that such Bank reasonably determines that the amount of any such capital would be increased, or the rate of return on any such capital would be reduced in whole or in part, based on the existence of the amount of the Loans or such Bank's Commitment under this Agreement.

     4.   INTEREST RATES.

          (a)  Options.
               -------

               (i)  Base Rate Loans.  Borrowers agree to pay interest on the
                    ---------------
          Notes calculated on the basis of the actual days elapsed in a year consisting of 365 or, if appropriate, 366 days with respect to the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to Borrowers until maturity (whether by acceleration or otherwise), at a varying rate per annum equal to the lesser of (i) the Maximum Rate (defined herein), or (ii) the sum of the Base Rate plus the Base Rate Margin. Subject to the provisions of this Agreement as to prepayment, the principal of the Notes representing Base Rate Loans shall be payable as specified in
          Section 3(d) hereof and the interest in respect of each Base Rate Loan shall be payable on each Interest Payment Date. Past due principal and, to the extent permitted by law, past due interest in respect to each Base Rate Loan, shall bear interest, payable on demand, at a rate per annum equal to the Maximum Rate.

               (ii) Eurodollar Loans.  Borrowers agree to pay interest
                    ----------------
          calculated on the basis of a year consisting of 360 days with respect to the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to Borrowers until maturity (whether by acceleration or otherwise), at a varying rate per annum equal to the lesser of (i) the Maximum Rate, or (ii) the Eurodollar Rate plus the Eurodollar Margin. Subject to the provisions of this Agreement with respect to prepayment, the principal of the Notes shall be payable as specified in Section 3(d) hereof and the interest with respect to each Eurodollar Loan shall be payable on each Interest Payment Date. Past due principal and, to the extent permitted by law, past due interest shall bear interest, payable on demand, at a rate per annum equal to the Maximum Rate. Upon three (3) Eurodollar Business Days' written notice prior to the making by the Banks of any Eurodollar Loan (in the case of the initial Interest Period therefor) or the expiration date of each succeeding Interest Period (in the case of subsequent Interest Periods therefor), Borrowers shall have the option, subject to compliance by Borrowers with all of the provisions of this Agreement, as long as no Event of Default exists, to specify whether the Interest Period commencing on any such date shall be a one (1), two (2) or three (3) month period. If Agent shall not have received timely notice of a designation of such Interest Period as herein provided, Borrowers shall be deemed to have elected to convert all maturing Eurodollar Loans to Base Rate Loans.

          (b) Interest Rate Determination. The Agent shall determine each
              ---------------------------
     interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrowers of each rate of interest so determined and its determination thereof shall be conclusive absent error.

          (c) Conversion Option.  Borrowers may elect from time to time (i) to
              -----------------
     convert all or any part of its Eurodollar Loans to Base Rate Loans by giving Agent irrevocable notice of such election in writing prior to 10:00 a.m. (Dallas, Texas time) on the conversion date and such conversion shall be made on the requested conversion date, provided that any such conversion of Eurodollar Loan shall only be made on the last day of the Eurodollar Interest Period with respect thereof, (ii) to convert all or any part of its Base Rate Loans to Eurodollar Loans by giving the Agent irrevocable written notice of such election three (3) Eurodollar Business Days prior to the proposed conversion and such conversion shall be made on the requested conversion date or, if such requested conversion date is not a Eurodollar Business Day or a Business Day, as the case may be, on the next succeeding Eurodollar Business Day or Business Day, as the case may be. Any such conversion shall not be deemed to be a prepayment of any of the loans for purposes of this Agreement on the Notes.

          (d) Recoupment.  If at any time the applicable rate of interest
              ----------
     selected pursuant to Sections 4(a)(i) or 4(a)(ii) above shall exceed the Maximum Rate, thereby causing the interest on the Notes to be limited to the Maximum Rate, then any subsequent reduction in the interest rate so selected or subsequently selected shall not reduce the rate of interest on the Notes below the Maximum Rate until the total amount of interest accrued on the Note equals the amount of interest which would have accrued on the Notes if the rate or rates selected pursuant to Sections 4(a)(i) or (ii), as the case may be, had at all times been in effect.

     5.   SPECIAL PROVISIONS RELATING TO EURODOLLAR LOANS.

          (a) Unavailability of Funds or Inadequacy of Pricing.  In the event
              ------------------------------------------------
     that, in connection with any proposed Eurodollar Loan, any Bank (i) shall have determined that U.S. Dollar deposits of the relevant amount and for the relevant Eurodollar Interest Period for Eurodollar Loans are not available to such Bank in the London interbank market; or (ii) in good faith determines that the Eurodollar Interest Rate will not adequately reflect the cost to the Banks of maintaining or funding the Eurodollar Loans for such Interest Period, the obligations of the Banks to make the Eurodollar Loans, as the case may be, shall be suspended until such time such Bank in its sole discretion reasonably exercised determines that the event resulting in such suspension has ceased to exist. If any Bank shall make such determination it shall promptly notify the Agent in writing, and Agent shall promptly notify Borrowers in writing, and Borrowers shall either repay the outstanding Eurodollar Loans, as the case may be, owed to Banks, without penalty, on the last day of the current Interest Period or convert the same to Base Rate Loans in the case of Eurodollar Loans on the last day of the then current Interest Period for such Eurodollar Loan.

          (b) Reserve Requirements.  In the event of any change in any
              --------------------
     applicable law, treaty or regulation or in the interpretation or administration thereof, or in the event any central bank or other fiscal monetary or other authority having jurisdiction over any Bank or the loans contemplated by this Agreement shall impose, modify or deem applicable any reserve requirement of the Board of Governors of the Federal Reserve System on any Eurodollar Loan or loans, or any other reserve, special deposit, or some requirements against assets to, deposits with or for the account of, or credit extended by, the Banks or shall impose on any Bank or the London interbank market, as the case may be, any other condition affecting this Agreement or the Eurodollar Loans and the result of any of the foregoing is to increase the cost to any Bank in making or maintaining its Eurodollar Loans or to reduce any amount (or the effective return on any amount) received by any Bank hereunder, then Borrowers shall pay to the Banks upon demand of any Bank as additional interest on the Notes evidencing the Eurodollar Loans such additional amount or amounts as will reimburse the Banks for such additional cost or such reduction. The Banks shall give notice to Borrowers upon becoming aware of any such change or imposition which may result in any such increase or reduction. A certificate of any Bank setting forth the basis for the determination of such amount necessary to compensate Banks as aforesaid shall be delivered to Borrowers and shall be conclusive as to such determination and such amount, absent error.

          (c) Taxes.  Both principal and interest on the Notes evidencing the
              -----
     Eurodollar Loans are payable without withholding or deduction for or on account of any taxes. If any taxes are levied or imposed on or with respect to the Notes evidencing the Eurodollar Loans or on any payment on the Notes evidencing the Eurodollar Loans made to any Bank, then, and in any such event, Borrowers shall pay to the Banks upon demand of any Bank such additional amounts as may be necessary so that every net payment of principal and interest on the Notes evidencing the Eurodollar Loans, after withholding or deduction for or on account of any such taxes, will not be less than any amount provided for herein. In addition, if at any time when the Eurodollar Loans are outstanding any laws enacted or promulgated, or any court of law or governmental agency interprets or administers any law, which, in any such case, materially changes the basis of taxation of payments to any Bank of principal of or interest on the Notes evidencing the Eurodollar Loans by reason of subjecting such payments to double taxation or otherwise (except through an increase in the rate of tax on the overall net income of such Bank or Banks) then Borrowers will pay the amount of loss to the extent that such loss is caused by such a change.
     The Banks shall give notice to Borrowers upon becoming aware of the amount of any loss incurred by any Bank through enactment or promulgation of any such law which materially changes the basis of taxation of payments to one or more of the Banks. The Banks shall also give notice on becoming aware of any such enactment or promulgation which may result in such payments becoming subject to double taxation or otherwise. A certificate of any Bank setting forth the basis for the determination of such loss and the computation of such amounts shall be delivered to Borrowers and shall be conclusive of such determination and such amount, absent error.

          (d) Change in Laws.  If at any time any new law or any change in
              --------------
     existing laws or in the interpretation of any new or existing laws shall make it unlawful for the Banks to maintain or fund its Eurodollar Loans hereunder, then the Banks shall promptly notify Borrowers in writing and Borrowers shall either repay the outstanding Eurodollar Loans owed to the Banks, without penalty, on the last day of the current Interest Periods (or, if any Bank may not lawfully continue to maintain and fund such Eurodollar Loans, immediately), or Borrowers may convert such Eurodollar Loans at such appropriate time to Base Rate Loans.

          (e) Option to Fund.  The Banks shall each have the option if the
              --------------
     Borrowers elect a Eurodollar Loan, to purchase one or more deposits in order to fund or maintain its funding of the principal balance of its Note to which such Eurodollar Loan is applicable during the Interest Period in question; it being understood that the provisions of this Agreement relating to such funding are included only for the purpose of determining the rate of interest to be paid under such Eurodollar Loan and any amounts owing hereunder and under the Notes. Any Bank shall be entitled to fund and maintain its funding of all or any part of that portion of the principal balance of the Notes in any manner it sees fit, but all such determinations hereunder shall be made as if such Bank have actually funded and maintained that portion of the principal balance of the Notes to which a Eurodollar Loan is applicable during the applicable Interest Period through the purchase of deposits in an amount equal to the principal balance of the Notes to which such Eurodollar Loan is applicable and having a maturity corresponding to such Interest Period. Any Bank may fund the outstanding principal balance of the Notes which is to be subject to any Eurodollar Loan from any branch or office of such Bank as any Bank may designate from time to time.

          (f) Indemnity.  Borrowers shall indemnify and hold harmless the Banks
              ---------
     against all reasonable and necessary out-of-pocket costs and expenses which the Banks may sustain (i) as a consequence of any default by Borrowers under this Agreement, or (ii) as a result of the making of any loan or loans as a Eurodollar Loan under this Agreement.

          (g) Payments Not at End of Interest Period.  If the Borrowers make any
              --------------------------------------
     payment of principal with respect to any Eurodollar Loan on any day other than the last day of the Interest Period applicable to such Eurodollar Loan, then Borrowers shall reimburse the Banks on demand for any loss, cost or expense incurred by the Banks as a result of the timing of such payment or in redepositing such principal amount, including the sum of (i) the cost of funds to the Banks in respect of such principal amount so paid, for the remainder of the Interest Period applicable to such sum, reduced, if any Bank is able to redeposit such principal amount so paid for the balance of the Interest Period, by the interest earned by such Bank as a result of so redepositing such principal amount, plus (ii) any expense or penalty incurred by the Bank in redepositing such principal amount. A certificate of any Bank setting forth the basis for the determination of the amount owed by Borrowers pursuant to this Section 5(g) shall be delivered to the Borrowers and shall be conclusive in the absence of manifest error.

     6. COLLATERAL SECURITIES. To secure the performance by Borrowers of their obligations hereunder, and under the Notes and Security Instruments, whether now or hereafter incurred, matured or unmatured, direct or contingent, joint or several, or joint and several, including extensions, modifications, renewals and increases thereof, and substitutions therefore, Borrowers have heretofore granted and assigned to Bank One a first and prior Lien on certain of its Oil and Gas Properties, and certain related equipment, oil and gas inventory and proceeds of the foregoing, and shall contemporaneously with or prior to the execution of this Agreement and the Notes, grant and assign to Agent for the ratable benefit of the Banks a first and prior security interest and Lien on certain of their Oil and Gas Properties, general partnership interest in the Sycamore Gas System and stock in Sycamore Pipeline, Inc. being acquired as of the Effective Date. The Liens held by Bank One on the Oil and Gas Properties shall be assigned, as of the Effective Date, to the Agent for the ratable benefit of the Banks. The Oil and Gas Properties heretofore and herewith mortgaged to the Agent shall represent not less than 90% of the Engineered Value (as hereinafter defined) of Borrower's Oil and Gas Properties as of the Effective Date. All Oil and Gas Properties and other collateral in which Borrowers have heretofore granted to Bank One, or herewith granted or hereafter grants to Agent for the ratable benefit of the Banks a first and prior Lien (to the satisfaction of the Agent) in accordance with this Section 6, as such properties and interests are from time to time constituted, are hereinafter collectively called the "Collateral."

     The granting and assigning of such security interests and Liens by Borrowers shall be pursuant to Security Instruments in form and substance reasonably satisfactory to the Agent. Concurrently with the delivery of each of the Security Instruments, Borrowers shall furnish to the Agent mortgage and title opinions and other title information satisfactory to Agent with respect to the title and Lien status of Borrowers' interests in not less than 90% of the Engineered Value of the Oil and Gas Properties covered by the Security Instruments as Agent shall have designated. "Engineered Value" for this purpose shall mean future net revenues discounted at the discount rate being used by the Agent as of the date of any such determination utilizing the pricing parameters used in the engineering report furnished to the Agent for the ratable benefit of the Banks, pursuant to Sections 7 and 12 hereof. Borrowers will cause to be executed and delivered to the Agent, in the future, additional Security Instruments if the Agent reasonably deems such are necessary to insure perfection or maintenance of Banks' security interests and Liens in the Oil and Gas Properties or any part thereof.

     7.   BORROWING BASE.

          (a) Initial Borrowing Base.  During the period from the date hereof to
              ----------------------
     the first Determination Date (as hereinafter defined), the Borrowing Base shall be $32,000,000.

          (b) Subsequent Determinations of Borrowing Base.  Subsequent
              -------------------------------------------
     determinations of the Borrowing Base shall be made by the Banks on June 1, 1997, and thereafter, at least semi-annually on April 1 and October 1 of each year beginning October 1, 1997 or as Unscheduled Redeterminations. In connection with, and as of, each determination of the Borrowing Base, the Banks shall also redetermine the Monthly Commitment Reduction. The Borrowers shall furnish to the Banks as soon as possible but in any event no later than March 1 of each year, beginning March 1, 1997, with an Engineering Report in form and substance satisfactory to the Agent prepared by an independent petroleum engineering acceptable to Agent covering the Oil and Gas Properties utilizing economic and pricing parameters used by Agent as established from time to time, together with such other information concerning the value of the Oil and Gas Properties as the Agent shall deem necessary to determine the value of the Oil and Gas Properties. By September 1 of each year, or within thirty (30) days after either (i) receipt of notice from Agent that the Banks require an Unscheduled Redetermination, or (ii) the Borrowers give notice to Agent of their desire to have an Unscheduled Redetermination performed, an engineering report in form and substance satisfactory to Agent prepared by Borrower's in-house engineering staff valuing the Oil and Gas Properties utilizing economic and pricing parameters used by the Agent as established from time to time, together with such other information, reports and data concerning the value of the Oil and Gas Properties as Agent shall deem reasonably necessary to determine the value of such Oil and Gas Properties. Agent shall by notice to the Borrowers no later than June 1, 1997, and thereafter on April 1 and October 1 of each year, or within a reasonable time thereafter (herein called the "Determination Date"), notify the Borrowers of the designation by the Banks of the new Borrowing Base and Monthly Commitment Reduction for the period beginning on such Determination Date and continuing until, but not including, the next Determination Date. If an Unscheduled Redetermination is made by the Banks, the Agent shall notify the Borrowers within a reasonable time after receipt of all requested information of the new Borrowing Base and Monthly Commitment Reduction, and such new Borrowing Base and Monthly Commitment Reduction shall continue until the next Determination Date. If the Borrowers do not furnish all such information, reports and data by the date specified in this Section 7(b), unless such failure is of no fault of the Borrowers, the Banks may nonetheless designate the Borrowing Base and Monthly Commitment Reduction at any amounts which the Banks determine in their discretion and may redesignate the Borrowing Base and Monthly Commitment Reduction from time to time thereafter until the Banks receive all such information, reports and data, whereupon the Banks shall designate a new Borrowing Base and Monthly Commitment Reduction as described above. Each Bank shall determine the amount of the Borrowing Base and Monthly Commitment Reduction based upon the loan collateral value which such Bank in its discretion (using such methodology, assumptions and discounts rates as such Bank customarily uses in assigning collateral value to oil and gas properties, oil and gas gathering systems, gas processing and plant operations) assigns to such Oil and Gas Properties of the Borrowers at the time in question and based upon such other credit factors consistently applied (including, without limitation, the assets, liabilities, cash flow, business, properties, prospects, management and ownership of the Borrowers and their affiliates) as such Bank customarily considers in evaluating similar oil and gas credits, but such Bank in its discretion shall not be required to give any additional positive value to any Oil and Gas Property over the current economic and pricing parameters used by such Bank for such Determination Date which additional value is derived directly from a hedging, forward sale or swap agreement covering such Oil and Gas Property as of the date of such determination. If the Banks cannot otherwise agree on the Borrowing Base or the Monthly Commitment Reduction, each Bank shall submit in writing to the Agent its proposed Borrowing Base and Monthly Commitment Reduction and the Borrowing Base and Monthly Commitment Reduction shall be set on the basis of the lowest Borrowing Base and the highest Monthly Commitment Reduction proposed by any Bank. Notwithstanding any other provision herein to the contrary, the amount of the Borrowing Base may not be increased at any time without the approval of all Banks. If at any time any of the Oil and Gas Properties are sold, the Borrowing Base then in effect shall automatically be reduced by a sum equal to the amount of prepayment required to be made pursuant to Section 12(r) hereof. The Borrowing Base shall be additionally reduced from time to time pursuant to the provisions of Sections 2(e) and 2(f) hereof. It is expressly understood that the Banks have no obligation to designate the Borrowing Base or the Monthly Commitment Reduction at any particular amounts, except in the exercise of their discretion, whether in relation to the Revolving Commitment or otherwise. Provided, however, that the Banks shall not have the obligation to designate a Borrowing Base in an amount in excess of its legal or internal lending limits.

     8.   FEES.

          (a) Unused Commitment Fee.  The Borrowers shall pay to Agent for the
              ---------------------
     ratable benefit of the Banks an unused commitment fee (the "Unused Commitment Fee") equivalent to one-half of one percent ( 1/2%) per annum on the daily average of the unadvanced amount of the Revolving Commitment.
     The Unused Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter beginning March 31, 1997 with the final fee payment due on the Maturity Date for any period then ending for which the Unused Commitment Fee shall not have been theretofore paid. In the event the Revolving Commitment terminates on any date prior to the end of any such monthly period, the Borrowers shall pay to the Agent for the ratable benefit of the Banks, on the date of such termination, the total Unused Commitment Fee due for the period in which such termination occurs.

          (b) Borrowing Base Increase Fee.  From and after the Effective Date,
              ---------------------------
     Borrowers shall pay to the Agent for the ratable benefit of the Banks a Borrowing Base increase fee (the "Borrowing Base Increase Fee") equal to one-fourth of one percent (1/4%) of the amount of any increase in the Borrowing Base from the amount of the Borrowing Base set as of the preceding Determination Date (excluding in each case the amounts of the Special Advance Facility and the Special Drilling Facility), said fee to be payable upon notice to Borrowers of such increase.

          (c) The Letter of Credit Fee.  Borrowers shall pay to the Agent the
              ------------------------
     Letter of Credit fees required above in Section 2(d).

          (d) Agency Fees.  The Borrowers shall pay to the Agent certain fees
              -----------
     for acting as Agent hereunder in amounts to be negotiated between the Borrowers and the Agent.

          (e) Special Advance Fee.  Borrowers shall pay to Agent for the ratable
              -------------------
     benefit of the Banks, a Special Advance Fee (the "Special Advance Fee") equal to one percent (1%) per annum of the amount of any Special Advance Facility, such amount to be due upon notice to Borrowers as provided in Section 2(h) hereof. No Special Advance Fee shall be due at the Effective Date.

          (f) Special Drilling Facility Fee.  Borrowers shall pay to Agent for
              -----------------------------
     the ratable benefit of the Banks, a Special Drilling Facility Fee (the "Special Drilling Facility Fee") equal to 1% per annum of the amount of any Special Drilling Facility, such amount to be due upon notice to Borrowers as provided in Section 2(i) hereof. No Special Drilling Facility Fee shall be due at the Effective Date.

     9.   PREPAYMENTS.

          (a) Voluntary Prepayments.  The Borrowers may at any time and from
              ---------------------
     time to time, without penalty or premium, prepay the Notes, in whole or in part. Each such prepayment shall be made on at least one (1) Business Day's notice to Agent and shall be in a minimum amount of $100,000 or any larger multiple thereof or the unpaid balance on the Notes, whichever is less, plus accrued interest thereon to the date of prepayment.

          (b) Mandatory Prepayment For Borrowing Base Deficiency.  In the event
              --------------------------------------------------
     the Total Outstandings ever exceed the Borrowing Base as determined by Banks pursuant to Section 7(b) hereof, the Borrowers shall, within thirty
     (30) days after notification from the Agent, either (A) by instruments reasonably satisfactory in form and substance to the Bank, provide the Agent with collateral with value and quality in amounts satisfactory to the Majority Banks in their discretion in order to increase the Borrowing Base by an amount at least equal to such excess, or (B) prepay, without premium or penalty, the principal amount of the Notes in an amount at least equal to such excess plus accrued interest thereon to the date of prepayment.

     10. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks to enter into this Agreement, the Borrowers hereby, jointly and severally, represent and warrant to the Banks (which representations and warranties will survive the delivery of the Notes) that:

          (a) Creation and Existence.  Each Borrower is a corporation duly
              ----------------------
     organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed and is duly qualified in all jurisdictions wherein failure to qualify may result in a Material Adverse Effect. Each Borrower has all power and authority to own its properties and assets and to transact the business in which it is engaged.

          (b) Power and Authority.  Each Borrower is duly authorized and
              -------------------
     empowered to create and issue the Notes; and each Borrower is duly authorized and empowered to execute, deliver and perform the Loan Documents, including this Agreement; and all corporation action on each Borrower's part requisite for the due creation and issuance of the

     Notes and for the due execution, delivery and performance of the Loan Documents, including this Agreement, has been duly and effectively taken.

          (c) Binding Obligations.  This Agreement does, and the Notes and other
              -------------------
     Loan Documents upon their creation, issuance, execution and delivery will, constitute valid and binding obligations of each Borrower, enforceable in accordance with its respective terms (except that enforcement may be subject to any applicable bankruptcy, insolvency, or similar debtor relief laws now or hereafter in effect and relating to or affecting the enforcement of creditors rights generally).

          (d) No Legal Bar or Resultant Lien.  The Notes and the Loan Documents,
              ------------------------------
     including this Agreement, do not and will not, to the best of each of the Borrower's knowledge violate any provisions of any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which each Borrower is subject, or result in the creation or imposition of any lien or other encumbrance upon any assets or properties of any Borrower, other than those contemplated by this Agreement.

          (e) No Consent.  The execution, delivery and performance by each
              ----------
     Borrower of the Notes and the Loan Documents, including this Agreement, does not require the consent or approval of any other person or entity, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof except for consents required for federal, state and, in some instances, private leases, right of ways and other conveyances or encumbrances of oil and gas leases (all of which consents have been obtained by the Borrowers).

          (f) Financial Condition. The audited Financial Statements of Energy
              -------------------
     dated December 31, 1995 and the unaudited consolidated and consolidating Financial Statements of Energy dated September 30, 1996, which have been delivered to Banks are complete and correct in all material respects, and fully and accurately reflect in all material respects the financial condition and results of the operations of the Borrowers as of the date or dates and for the period or periods stated. No change has since occurred in the condition, financial or otherwise, of the Borrowers which is reasonably expected to have a Material Adverse Effect, except as disclosed to the Banks in Schedule "3" attached hereto.

          (g) Liabilities.  No Borrower has any material (individually or in the
              -----------
     aggregate) liability, direct or contingent, except as disclosed to the Banks in the Financial Statements and on Schedule "4" attached hereto. No unusual or unduly burdensome restrictions, restraint, or hazard exists by contract, law or governmental regulation or otherwise relative to the business, assets or properties of any Borrower which is reasonably expected to have a Material Adverse Effect.

          (h) Litigation.  Except as described in the Financial Statements, or
              ----------
     as otherwise disclosed to the Banks in Schedule "5" attached hereto, there is no litigation, legal or administrative proceeding, investigation or other action of any nature pending or, to the knowledge of the officers of any Borrower threatened against or affecting any Borrower which involves the possibility of any judgment or liability not fully covered by insurance, and which is reasonably expected to have a Material Adverse Effect.

          (i) Taxes; Governmental Charges.  Each Borrower has filed all tax
              ---------------------------
     returns and reports required to be filed and has paid all taxes, assessments, fees and other governmental charges levied upon them or their assets, properties or income which are due and payable, including interest and penalties, the failure of which to pay could reasonably be expected to have a Material Adverse Effect, except such as are being contested in good faith by appropriate proceedings and for which adequate reserves for the payment thereof as required by GAAP has been provided and levy and execution thereon have been stayed and continue to be stayed.

          (j) Titles, Etc.  Each Borrower has good and defensible title to all
              ------------
     of its respective assets, including without limitation, the Oil and Gas Properties, free and clear of all liens or other encumbrances except Permitted Liens.

          (k) Defaults.  No Borrower is in default and no event or circumstance
              --------
     has occurred which, but for the passage of time or the giving of notice, or both, would constitute a default under any loan or credit agreement, indenture, mortgage, deed of trust, security agreement or other agreement or instrument to which any Borrowers is a party in any respect that would be reasonably expected to have a Material Adverse Effect. No Event of Default hereunder has occurred and is continuing.

          (l) Casualties; Taking of Properties.  Since the dates of the latest
              --------------------------------
     Financial Statements of the Borrowers delivered to Banks, neither the business nor the assets or properties of any Borrower have been affected (to the extent it is reasonably likely to cause a Material Adverse Effect), as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of property or cancellation of contracts, permits or concessions by any domestic or foreign government or any agency thereof, riot, activities of armed forces or acts of God or of any public enemy.

          (m) Use of Proceeds; Margin Stock.  The proceeds of the Revolving
              -----------------------------
     Commitment will be used by the Borrowers for the purposes of (i) acquisition and development of oil and gas properties, (ii) to refinance existing debt, (iii) for letters of credit, and (iv) for general corporate purposes. The proceeds of the Bridge Loan commitment will be used to fund and close the Acquisitions. Borrowers are not engaged principally or as one of their important activities in the business of extending credit for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulation U.

          No Borrower nor any person or entity acting on behalf of any Borrower has taken or will take any action which might cause the loans hereunder or any of the Loan Documents, including this Agreement, to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect.

          (n)  Location of Business and Offices.  The principal place of
               --------------------------------
     business and chief executive offices of the Borrowers are located at the address stated in Section 16 hereof.

          (o)  Compliance with the Law.  To the best of each Borrower's
               -----------------------
     knowledge, no Borrower:

               (i) is in violation of any law, judgment, decree, order, ordinance, or governmental rule or regulation to which any Borrower, or any of its assets or properties are subject; or

               (ii) has failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of any of its assets or properties or the conduct of its business;

     which violation or failure is reasonably expected to have a Material Adverse Effect.

          (p)  No Material Misstatements.  No information, exhibit or report
               -------------------------
     furnished by any Borrower to the Banks in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

          (q)  Not A Utility.  No Borrower is an entity engaged in the State of
               -------------
     Texas in the (i) generation, transmission, or distribution and sale of electric power; (ii) transportation, distribution and sale through a local distribution system of natural or other gas for domestic, commercial, industrial, or other use; (iii) provision of telephone or telegraph service to others; (iv) production, transmission, or distribution and sale of steam or water; (v) operation of a railroad; or (vii) provision of sewer service to others.

          (r)  ERISA.  Each Borrower is in compliance in all material respects
               -----
     with the applicable provisions of ERISA, and no "reportable event", as such term is defined in Section 403 of ERISA, has occurred with respect to any Plan of any Borrowers.

          (s)  Public Utility Holding Company Act.  No Borrower is a "holding
               ----------------------------------
     company", or "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (t)  Subsidiaries.  All of the Borrowers' Subsidiaries are listed on
               ------------
     Schedule "6" hereto.

          (u)  Environmental Matters.  Except as disclosed on Schedule "7", no
               ---------------------
     Borrower (i) has received notice or otherwise learned of any Environmental Liability which would be reasonably likely to individually or in the aggregate have a Material Adverse Effect arising in connection with (A) any non-compliance with or violation of the requirements of any Environmental Law or (B) the release or threatened release of any toxic or hazardous waste into the environment, (ii) has received notice of any threatened or actual liability in connection with the release or notice of any threatened release of any toxic or hazardous waste into the environment which would be reasonably likely to individually or in the aggregate have a Material Adverse Effect or (iii) has received notice or otherwise learned of any federal or state investigation evaluating whether any remedial action is needed to respond to a release or threatened release of any toxic or hazardous waste into the environment for which any Borrowers are or may be liable which may reasonably be expected to result in a Material Adverse Effect.

          (v)  Liens.  Except (i) as disclosed on Schedule "1" hereto and (ii)
               -----
     for Permitted Liens, the assets and properties of the Borrowers are free and clear of all liens and encumbrances.

     11.  CONDITIONS OF LENDING.

          (a) The effectiveness of this Agreement, and the obligation to make the initial Advance under the Revolving Commitment shall be subject to satisfaction of the following conditions precedent:

               (i)    Execution and Delivery.  The Borrowers shall each have
                      ----------------------
          executed and delivered the Agreement and other required documents, all in form and substance satisfactory to the Agent;

               (ii)   Legal Opinion.  The Agent shall have received from
                      -------------
          Borrowers' legal counsel a favorable legal opinion in form and substance satisfactory to it (i) as to the matters set forth in Subsections 10(a), (b), (c), (d), (e) and (h) hereof and (ii) as to such other matters as Agent or its counsel may reasonably request, including, but not limited to, matters relating to the stock of Sycamore Pipeline, Inc. being acquired by Gas;

               (iii)  Corporate Resolutions.  The Agent shall have received
                      ---------------------
          appropriate certified corporate resolutions of each Borrower;

               (iv)   Good Standing.  The Agent shall have received evidence of
                      -------------
          existence and good standing for each Borrower;

               (v)    Incumbency.  The Agent shall have received a signed
                      ----------
          certificate of each Borrower, certifying the names of the officers of such Borrower authorized to sign loan documents on behalf of such Borrower, together with the true signatures of each such officer. The Agent may conclusively rely on such certificate until the Bank receives a further certificate of any Borrower canceling or amending the prior certificate and submitting signatures of the officers named in such further certificate;

               (vi)   Articles of Incorporation and Bylaws.  The Agent shall
                      ------------------------------------
          have received copies of the Articles of Incorporation of each Borrower and all amendments thereto, certified by the Secretary of State of the State of its incorporation, and a copy of the bylaws of each Borrower and all amendments thereto, certified by each Borrower as being true, correct and complete;

               (vii)  Closing of the Norse, Huffman and Horizon Acquisitions.
                      ------------------------------------------------------
          The Agent shall have received satisfactory evidence of the closing of the transactions described in the Sale and Purchase Agreements between Horizon Gas Partners, L.P., HSRTW, Inc. and Energy dated January 22, 1997, between H. Huffman and Energy dated December 13, 1996 and Norse Exploration, Inc., Sycamore Pipeline, Inc. and Energy dated December 11, 1996 (the "Acquisitions");

               (viii) Documentation for the Convertible Promissory Note
                      -------------------------------------------------
          Transactions. Agent shall have received copies of the documentation
          ------------
          relating to the (i) promissory note dated February 18, 1997 in the face amount of $1,800,000 executed by Gothic and payable to the order of Loire Sextant, S.A. London, England (the "Sextant

          Note"), (ii) the promissory note dated February 14, 1997, in the face amount of $200,000 executed by Gothic and payable to the order of Clarion Capital Corporation, Cleveland, Ohio (the "Clarion Note") and
          (iii) the promissory note dated February 18, 1997, in the face amount of $2,500,000 executed by Gothic and payable to the order of Loire Sextant, S.A. of London, England (the "Second Sextant Note") (the Sextant Note, the Clarion Note and the Second Sextant Note are hereinafter collectively referred to as the "Convertible Promissory Notes") executed by all parties thereto, said documents to be in form and substance satisfactory to Agent;

               (ix)   Closing of Convertible Promissory Notes and Convertible
                      -------------------------------------------------------
          Preferred Stock Transactions.  Agent shall have received satisfactory
          ----------------------------
          evidence of the closing and funding of the Convertible Promissory Notes, said closings have occurred prior to the Effective Date;

               (x)    Title.  The Agent shall have received satisfactory
                      -----
          evidence to the state of the title to at least 90% of the Engineered Value of the Oil and Gas Properties to be mortgaged to the Banks at the Effective Date;

               (xi)   Payment of Fees.  The Agent shall have received payment in
                      ---------------
          full of all fees due at the Effective Date.

               (xii)  Representation and Warranties.  The representations and
                      -----------------------------
          warranties of Borrowers under this Agreement are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

               (xiii) No Event of Default.  No Event of Default shall have
                      -------------------
          occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

               (xiv)  Other Documents.  Agent shall have received such other
                      ---------------
          instruments and documents incidental and appropriate to the transaction provided for herein as Bank or its counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Agent; and

               (xv)   Legal Matters Satisfactory.  All legal matters incident to
                      --------------------------
          the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for Agent retained at the expense of the Borrowers.

          (b) The obligation of the Banks to make any Advance on the Revolving Commitment (including the initial Advance) shall be subject to the following additional conditions precedent that, at the date of making each such Advance and after giving effect thereto:

               (i)    Representation and Warranties.  The representations and
                      -----------------------------
          warranties of Borrowers under this Agreement are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

               (ii)   No Event of Default.  No Event of Default shall have
                      -------------------
          occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

               (iii)  Other Documents.  Agent shall have received such other
                      ---------------
          instruments and documents incidental and appropriate to the transaction provided for herein as Agent or its counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Agent; and

               (iv)   Legal Matters Satisfactory.  All legal matters incident to
                      --------------------------
          the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for Agent retained at the expense of the Borrowers.

     12.  AFFIRMATIVE COVENANTS.  A deviation from the provisions of this
Section 12 shall not constitute an Event of Default under this Agreement if such deviation is consented to in writing by Bank. Without the prior written consent of Majority Banks, the Borrowers will at all times comply with the covenants contained in this Section 12 from the date hereof and for so long as the Revolving Commitment is in existence or any part of the Revolving Loan is outstanding.

          (a)  Financial Statements and Reports.  Each Borrower shall promptly
               --------------------------------
     furnish to the Agent from time to time upon request such information regarding the business and affairs and financial condition of Borrowers, as the Agent may reasonably request, and will furnish to the Agent:

               (i)    Annual Audited Financial Statements.  As soon as
                      -----------------------------------
          available, and in any event within ninety (90) days after the close of each fiscal year beginning with the fiscal year ended December 31, 1996, the annual audited consolidated and consolidating Financial Statements of Borrowers, prepared in accordance with GAAP accompanied by an unqualified opinion rendered by an independent accounting firm reasonably acceptable to the Agent;

               (ii)   Quarterly Financial Statements.  As soon as available, and
                      ------------------------------
          in any event within forty-five (45) days after the end of each calendar quarter of each year (except the last calendar quarter of any fiscal year), beginning with the fiscal quarter ended March 31, 1997, the quarterly unaudited consolidated and consolidating Financial Statements of Borrowers prepared in accordance with GAAP;

               (iii)  Report on Properties.  As soon as available and in any
                      --------------------
          event on or before March 1 and September 1 of each calendar year, and at such other times as any Bank, in accordance with Section 7 hereof, may request, the engineering reports required to be furnished to the Agent under such Section 7 on the Oil and Gas Properties;

               (iv)   Monthly Production Reports.  Within 30 days after the end
                      --------------------------
          of each month, a monthly report, in form and substance satisfactory to the Agent, indicating the next preceding month's sales volume, sales revenues, production taxes, operating expense and net operating income from the Oil and Gas Properties, with detailed calculations and worksheets, all in form and substance satisfactory to Agent;

               (v)    SEC Reports.  As soon as available, and in any event
                      -----------
          within five (5) days of filing, copies of all filings by Energy with the Securities and Exchange Commission;

               (vi)   Additional Information.  Promptly upon request of the
                      ----------------------
          Agent from time to time any additional financial information or other information that the Agent may reasonably request.

     All such reports, information, balance sheets and Financial Statements referred to in Subsection 12(a) above shall be in such detail as the Agent may reasonably request and shall be prepared in a manner consistent with the Financial Statements.

          (b)  Certificates of Compliance.  Concurrently with the furnishing of
               --------------------------
     the annual audited Financial Statements pursuant to Subsection 12(a)(i) hereof and the quarterly unaudited Financial Statements pursuant to Subsection 12(a)(ii) hereof for the months coinciding with the end of each calendar quarter, Borrowers will furnish or cause to be furnished to the Agent a certificate in the form of Exhibit "C" attached hereto, signed by the President or Chief Financial Officer of each Borrower, (i) stating that each Borrower has fulfilled in all material respects its obligations under the Notes and the Loan Documents, including this Agreement, and that all representations and warranties made herein and therein continue (except to the extent they relate solely to an earlier date) to be true and correct in all material respects (or specifying the nature of any change), or if an Event of Default has occurred, specifying the Event of Default and the nature and status thereof; (ii) to the extent requested from time to time by the Agent, specifically affirming compliance of each Borrower in all material respects with any of its representations (except to the extent they relate solely to an earlier date) or obligations under said instruments; (iii) setting forth the computation, in reasonable detail as of the end of each period covered by such certificate, of compliance with Sections 13(b), (c), (d) and (e); and
     (iv) containing or accompanied by such financial or other details, information and material as the Agent may reasonably request to evidence such compliance.

          (c)  Accountants' Certificate.  Concurrently with the furnishing of
               ------------------------
     the annual audited Financial Statement pursuant to Section 12(a)(i) hereof, Borrowers will furnish a statement from the firm of independent public accountants which prepared such Financial Statement to the effect that nothing has come to their attention to cause them to believe that there existed on the date of such statements any Event of Default and specifically calculating Borrowers' compliance with Sections 13(b), (c),
     (d) and (e) of this Agreement.

          (d)  Taxes and Other Liens.  The Borrowers will pay and discharge
               ---------------------
     promptly all taxes, assessments and governmental charges or levies imposed upon the Borrowers or upon the income or any assets or property of Borrowers as well as all claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might become a Lien or other encumbrance upon any or all of the assets or property of any Borrowers and which could reasonably be expected to result in a Material Adverse Effect; provided, however, that no Borrower shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted, levy and execution thereon have been stayed and continue to be stayed and if such Borrower shall have set up adequate reserves therefor, if required, under GAAP.

          (e)  Compliance with Laws.  Each Borrower will observe and comply, in
               --------------------
     all material respects, with all applicable laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, orders and restrictions relating to environmental standards or controls or to energy regulations of all federal, state, county, municipal and other governments, departments, commissions, boards, agencies, courts, authorities, officials and officers, domestic or foreign.

          (f)  Further Assurances.  The Borrowers will cure promptly any defects
               ------------------
     in the creation and issuance of the Note and the execution and delivery of the Notes and the Loan Documents, including this Agreement. The Borrowers at their sole expense will promptly execute and deliver to Agent upon its reasonable request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements in this Agreement, or to correct any omissions in the Note or more fully to state the obligations set out herein.

          (g)  Performance of Obligations.  The Borrowers will pay the Notes and
               --------------------------
     other obligations incurred by it hereunder according to the reading, tenor and effect thereof and hereof; and Borrowers will do and perform every act and discharge all of the obligations provided to be performed and discharged by the Borrowers under the Loan Documents, including this Agreement, at the time or times and in the manner specified.

          (h)  Insurance.  The Borrowers now maintain and will continue to
               ---------
     maintain insurance with financially sound and reputable insurers with respect to its assets against such liabilities, fires, casualties, risks and contingencies and in such types and amounts as is customary in the case of persons engaged in the same or similar businesses and similarly situated. Upon request of the Agent, the Borrowers will furnish or cause to be furnished to the Agent from time to time a summary of the respective insurance coverage of each Borrower in form and substance satisfactory to the Agent, and, if requested, will furnish the Agent copies of the applicable policies. Upon demand by Agent any insurance policies covering any such property shall be endorsed (i) to provide that such policies may not be canceled, reduced or affected in any manner for any reason without fifteen (15) days prior notice to Agent, (ii) to provide for insurance against fire, casualty and other hazards normally insured against, in the amount of the full value (less a reasonable deductible not to exceed amounts customary in the industry for similarly situated business and properties) of the property insured, and (iii) to provide for such other matters as the Agent may reasonably require. The Borrowers shall at all times maintain adequate insurance with respect to all of their assets, including but not limited to, the Oil and Gas Properties or any collateral against its liability for injury to persons or property, which insurance shall be by financially sound and reputable insurers and shall without limitation provide the following coverages: comprehensive general liability (including coverage for damage to underground resources and equipment, damage caused by blowouts or cratering, damage caused by explosion, damage to underground minerals or resources caused by saline substances, broad form property damage coverage, broad form coverage for contractually assumed liabilities and broad form coverage for acts of independent contractors), worker's compobile liability. The Borrowers shall at all times maintain cost of control of well insurance with respect to the Oil and Gas Properties which shall insure the Borrowers against seepage and pollution expense; redrilling expense; and cost of control of well; fires, blowouts, etc., if deemed economical in the reasonable discretion of the Borrowers. Additionally, the Borrowers shall at all times maintain adequate insurance with respect to all of its other assets and wells in accordance with prudent business practices.

          (i)  Accounts and Records.  Each Borrower will keep books, records and
               --------------------
     accounts in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities, prepared in a manner consistent with prior years, subject to changes suggested by such Borrower's auditors.

          (j)  Right of Inspection.  Each Borrower will permit any officer,
               -------------------
     employee or agent of the Banks to examine such Borrower's books, records and accounts, and take copies and extracts therefrom, all at such reasonable times during normal business hours and as often as the Banks may reasonably request. The Banks will keep all such information confidential and will not without prior written consent disclose or reveal the information or any part thereof to any person other than the Banks' officers, employees, legal counsel, regulatory authorities or advisors to whom it is necessary to reveal such information for the purpose of effectuating the agreements and undertakings specified herein or as otherwise required by law or in connection with the enforcement of the Banks' and the Agent's rights and remedies under the Notes, this Agreement and the other Loan Documents.

          (k)  Notice of Certain Events.  The Borrowers shall promptly notify
               ------------------------
     the Agent if any Borrower learns of the occurrence of (i) any event which constitutes an Event of Default together with a detailed statement by such Borrower of the steps being taken to cure the Event of Default; or (ii) any legal, judicial or regulatory proceedings affecting any Borrower, or any of the assets or properties of any Borrower which, if adversely determined, could reasonably be expected to have a Material Adverse Effect; or (iii) any dispute between any Borrower and any governmental or regulatory body or any other person or entity which, if adversely determined, might reasonably be expected to cause a Material Adverse Effect; or (iv) any other matter which in Bank's reasonable opinion could have a Material Adverse Effect.

          (l)  ERISA Information and Compliance.  The Borrowers will promptly
               --------------------------------
     furnish to the Agent immediately upon becoming aware of the occurrence of any "reportable event", as such term is defined in Section 4043 of ERISA, or of any "prohibited transaction", as such term is defined in Section 4975 of the Internal Revenue Code of 1954, as amended, in connection with any Plan or any trust created thereunder, a written notice signed by the chief financial officer of Borrowers specifying the nature thereof, what action such Borrower is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto.

          (m)  Environmental Reports and Notices.  The Borrowers will deliver to
               --------------------------------
     the Agent (i) promptly upon its becoming available, one copy of each report sent by any Borrower to any court, governmental agency or instrumentality pursuant to any Environmental Law, (ii) notice, in writing, promptly upon any Borrower's receipt of notice or otherwise learning of any claim, demand, action, event, condition, report or investigation indicating any potential or actual liability arising in connection with (x) the non-compliance with or violation of the requirements of any Environmental Law which reasonably could be expected to have a Material Adverse Effect; (y) the release or threatened release of any toxic or hazardous waste into the environment which reasonably could be expected to have a Material Adverse Effect or which release any Borrower would have a duty to report to any court or government agency or instrumentality, or (iii) the existence of any Environmental Lien on any properties or assets of any Borrower, and such Borrower shall immediately deliver a copy of any such notice to Agent.

          (n)  Compliance and Maintenance.  The Borrowers will (i) observe and
               --------------------------
     comply in all material respects with all Environmental Laws; (ii) except as provided in Subsections 12(o) and 12(p) below, maintain the Oil and Gas Properties and other assets and properties in good and workable condition at all times and make all repairs, replacements, additions, betterments and improvements to the Oil and Gas Properties and other assets and properties as are needed and proper so that the business carried on in connection therewith may be conducted properly and efficiently at all times in the opinion of the Borrowers exercised in good faith; (iii) take or cause to be taken whatever actions are necessary or desirable to prevent an event or condition of default by any Borrower under the provisions of any gas purchase or sales contract or any other contract, agreement or lease comprising a part of the Oil and Gas Properties or other collateral security hereunder which default could reasonably be expected to result in a Material Adverse Effect; and (iv) furnish Agent upon request evidence satisfactory to Agent that there are no Liens, claims or encumbrances on the Oil and Gas Properties, except laborers', vendors', repairmen's, mechanics', worker's, or materialmen's liens arising by operation of law or incident to the construction or improvement of property if the obligations secured thereby are not yet due or are being contested in good faith by appropriate legal proceedings or Permitted Liens.

          (o)  Operation of Properties.  Except as provided in Subsection 12(p)
               -----------------------
     and(q) below, the Borrowers will operate, or use reasonable efforts to cause to be operated, all Oil and Gas Properties in a careful and efficient manner in accordance with the practice of the industry and in compliance in all material respects with all applicable laws, rules, and regulations, and in compliance in all material respects with all applicable proration and conservation laws of the jurisdiction in which the properties are situated, and all applicable laws, rules, and regulations, of every other agency and authority from time to time constituted to regulate the development and operation of the properties and the production and sale of hydrocarbons and other minerals therefrom; provided, however, that the Borrowers shall have the right to contest in good faith by appropriate proceedings, the applicability or lawfulness of any such law, rule or regulation and pending such contest may defer compliance therewith, as long as such deferment shall not subject the properties or any part thereof to foreclosure or loss.

          (p)  Compliance with Leases and Other Instruments.  The Borrowers will
               --------------------------------------------
     pay or cause to be paid and discharge all rentals, delay rentals, royalties, production payment, and indebtedness required to be paid by any Borrower (or required to keep unimpaired in all material respects the rights of any Borrower in Oil and Gas Properties) accruing under, and perform or cause to be performed in all material respects each and every act, matter, or thing required of any Borrower by each and all of the assignments, deeds, leases, subleases, contracts, and agreements in any way relating to any Borrower or any of the Oil and Gas Properties and do all other things necessary of any Borrower to keep unimpaired in all material respects the rights of any Borrower thereunder and to prevent the forfeiture thereof or default thereunder; provided, however, that nothing in this Agreement shall be deemed to require any Borrower to perpetuate or renew any oil and gas lease or other lease by payment of rental or delay rental or by commencement or continuation of operations nor to prevent any Borrower from abandoning or releasing any oil and gas lease or other lease or well thereon when, in any of such events, in the opinion of any Borrower exercised in good faith, it is not in the best interest of the any Borrower to perpetuate the same.

          (q)  Certain Additional Assurances Regarding Maintenance and
               -------------------------------------------------------
     Operations of Properties.  With respect to those Oil and Gas Properties
     ------------------------
     which are being operated by operators other than the Borrowers, the Borrowers shall not be obligated to perform any undertakings contemplated by the covenants and agreement contained in Subsections 12(o) or 12(p) hereof which are performable only by such operators and are beyond the control of the Borrowers; however, the Borrowers agree to promptly take all reasonable actions available under any operating agreements or otherwise to bring about the performance of any such material undertakings required to be performed thereunder.

          (r)  Sale of Certain Assets/Prepayment of Proceeds.  The Borrowers
               ---------------------------------------------
     will immediately pay over to the Agent for the ratable benefit of the Banks as a prepayment of principal, an amount equal to 100% of the Release Price received by any Borrower from the sale of the Oil and Gas Properties, which sale has been approved in advance by the Majority Banks. The term "Release Price" as used herein shall mean a price determined by the Majority Banks in their discretion based upon the loan collateral value which Bank in its discretion (using such methodology, assumptions and discounts rates as such Banks customarily use in assigning collateral value to oil and gas properties, oil and gas gathering systems, gas processing and plant operations) assigns to such Oil and Gas Properties at the time in question.

          (s)  Title Matters.  Within forty-five (45) days after the date hereof
               -------------
     with respect to the Oil and Gas Properties listed on Schedule "8" hereto, furnish Agent with title opinions and/or title information reasonably satisfactory to Agent showing good and defensible title of Borrowers to such Oil and Gas Properties subject only to the Permitted Liens. As to any Oil and Gas Properties hereafter mortgaged to Agent, Borrowers will promptly (but in no event more than thirty (30) days following such mortgaging), furnish Agent with title opinions and/or title information reasonably satisfactory to Agent showing good and defensible title of Borrowers to such Oil and Gas Properties subject only to Permitted Liens.

          (t)  Curative Matters.  Within sixty (60) days after the date hereof
               ----------------
     with respect to matters listed on Schedule "9" and, thereafter, within sixty (60) days after receipt by Borrowers from Agent or its counsel of written notice of title defects the Agent reasonably requires to be cured, Borrowers shall either (i) provide such curative information, in form and substance satisfactory to Agent, or (ii) substitute Oil and Gas Properties of value and quality satisfactory to the Agent for all of Oil and Gas Properties for which such title curative was requested but upon which Borrowers elected not to provide such title curative information, and, within sixty (60) days of such substitution, provide title opinions or title information satisfactory to the Agent covering the Oil and Gas Properties so substituted.

          (u)  Change of Principal Place of Business.  Each Borrower shall give
               -------------------------------------
     Agent at least thirty (30) days prior written notice of its intention to move its principal place of business from the address set forth in Section 16 hereof.

          (v)  Cash Collateral Accounts.  Borrowers shall establish and maintain
               ------------------------
     with Agent one or more operating accounts for each Borrower (the "Operating Accounts") and lockbox accounts for each Borrower ("Lockbox Accounts"), the maintenance of each of which shall be subject to such rules and regulations as the Agent shall from time to time specify. Such accounts shall be maintained with the Agent until all amounts due hereunder and under the Notes have been paid in full. Borrowers shall within ten (10) days of the Effective Date instruct and cause all monetary proceeds of production from the Oil and Gas Properties to be remitted to their respective Lockbox Accounts. Such proceeds of production shall not be redirected without the prior written consent of the Agent until such time as all indebtedness due Banks by Borrowers has been paid in full. If no Event of Default (and no event which, with notice or lapse of time or both, would become an Event of Default) has occurred and is continuing, the full balance of the Lockbox Accounts each day will be deposited into the Operating Accounts. The Borrowers hereby grant a security interest to Banks in and to the Lockbox Accounts and the Operating Accounts (collectively, the "Cash Collateral Accounts") and all checks, drafts and other items ever received by any Bank for deposit therein. If any Event of Default shall occur and be continuing, Agent shall have the immediate right, without prior notice or demand, to take and apply against the Borrowers' obligations hereunder any and all funds legally and beneficially owned by the Borrowers then or thereafter on deposit in the Cash Collateral Accounts for the ratable benefit of the Banks.

          (w)  Hedging.  As soon as practicable, but in any event within
               -------
     fourteen (14) days after the Effective Date, Borrowers will arrange for hedges covering not less than 75% of Borrowers' proved developed production of oil and natural gas for a period of not less than twelve (12) months with minimum floor prices to be mutually agreed upon by Borrowers and Agent for natural gas and for oil, with counterparties acceptable to Banks. Contracts made in compliance with the foregoing shall be deemed to be "Pre-Approved Contracts" (as such term is defined in Section 13(m) hereof).

     13. NEGATIVE COVENANTS. A deviation from the provisions of this Section 13 shall not constitute an Event of Default under this Agreement if such deviation is consented to in writing by Majority Banks. Without the prior written consent of Majority Banks, the Borrowers will at all times comply with the covenants contained in this Section 13 from the date hereof and for so long as the Revolving Commitment is in existence or any part of the Revolving Loan is outstanding.

          (a)  Negative Pledge.  Borrowers shall not without the prior written
               ---------------
     consent of the Banks:

               (i) create, incur, assume or permit to exist any Lien, security interest or other encumbrance on any of its assets or properties except Permitted Liens; or

               (ii) sell, lease, transfer or otherwise dispose of, in any fiscal year, any of its assets, except for sales, leases, transfers or other disposition made in the ordinary course of the Borrowers' oil and gas businesses.

          (b)  Current Ratio.  The Borrowers will not allow their ratio of
               -------------
     Current Assets to Current Liabilities to be less than 1.0 to 1.0 as of the end of any fiscal quarter.

          (c)  Debt Service Coverage Ratio.  The Borrowers will not allow their
               ---------------------------
     ratio of Net Cash Flow for the fiscal quarter being measured to the Monthly Commitment Reductions required for such fiscal quarter to be less than 1.10 to 1.0, as of the end of any fiscal quarter.

          (d)  Minimum Tangible Net Worth.  The Borrowers' Tangible Net Worth
               --------------------------
     will not, as of the end of any fiscal quarter, ever be less than $10,250,000 plus fifty percent (50%) of Net Income, if positive, before extraordinary gains but after extraordinary losses, for the period commencing on January 30, 1996, and ending at the end of the fiscal quarter being tested, plus seventy-five (75%) of the proceeds from the issuance of common or preferred stock during such quarter, net of reasonable and customary costs, expenses and commissions relating to such issue.

          (e)  General and Administrative Expenses.  The Borrowers' consolidated
               -----------------------------------
     General and Administrative Expenses will not be more than (i) 25% of Consolidated Net Revenues for the fiscal quarter ended March 31, 1997, and
     (ii) thereafter, as of the end of
     any fiscal quarter, ever be more than 20% of Consolidated Net Revenues for the period being measured.

          (f)  Consolidations and Mergers.  No Borrower will consolidate or
               --------------------------
     merge with or into any other Person, except that any Borrowers may merge with another Person if such Borrower is the surviving entity in such merger and if, after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

          (g)  Debts, Guaranties and Other Obligations.  No Borrower will incur,
               ---------------------------------------
     create, assume or in any manner become or be liable in respect of any indebtedness, nor will any Borrower guarantee or otherwise in any manner become or be liable in respect of any indebtedness, liabilities or other obligations of any other person or entity, whether by agreement to purchase the indebtedness of any other person or entity or agreement for the furnishing of funds to any other person or entity through the purchase or lease of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the indebtedness of any other person or entity, or otherwise, except that the foregoing restrictions shall not apply to:

               (i) the Notes and any renewal or increase thereof, or other indebtedness of the Borrowers heretofore disclosed to Banks in the Borrowers' Financial Statements or on Schedule "4" hereto; or

               (ii) taxes, assessments or other government charges which are not yet due or are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by GAAP shall have been made therefor and levy and execution thereon have been stayed and continue to be stayed; or

               (iii) indebtedness (other than in connection with a loan or lending transaction) incurred in the ordinary course of business, including, but not limited to indebtedness for drilling, completing, leasing and reworking oil and gas wells; or

               (iv) indebtedness owed by one Borrower to another Borrower as a result of intercompany loans or advances; or

               (v) guaranties of the Paulk Note and the Rainwater Note by Energy; or

               (vi)   Convertible Promissory Notes.

          (h)  Dividends.  No Borrowers will declare or pay any dividend,
               ---------
     purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders, or make any distribution of its assets to its stockholders as such, except the foregoing shall not apply to (i) cash dividends paid by Energy on its preferred stock or (ii) cash dividends paid by one Borrower to another Borrower; provided, however, that immediately before and after giving effect thereto no (i) default or Event of Default or (ii) Borrowing Base deficiency pursuant to Section 9(b) hereof, shall exist.

          (i)  Loans and Advances.  No Borrower shall make or permit to remain
               ------------------
     outstanding any loans or advances to or in any person or entity, except that the foregoing restriction shall not apply to:

               (i) loans or advances to any person, the material details of which have been set forth in the Financial Statements of the Borrowers heretofore furnished to Banks; or

               (ii) advances made in the ordinary course of such Borrower's oil and gas business; or

               (iii)  loans or advances among Borrowers.

          (j)  Sale or Discount of Receivables.  No Borrower will discount or
               -------------------------------
     sell with recourse, or sell for less than the greater of the face or market value thereof, any of its notes receivable or accounts receivable.

          (k)  Nature of Business.  No Borrower will permit any material change
               ------------------
     to be made in the character of its business as carried on at the date hereof.

          (l)  Transactions with Affiliates.  No Borrower will enter into any
               ----------------------------
     transaction with any Affiliate, except transactions upon terms that are no less favorable to it than would be obtained in a transaction negotiated at arm's length with an unrelated third party.

          (m)  Hedging Transactions.  No Borrower will enter into any
               --------------------
     transaction providing (i) for the hedging, forward sale, swap or any deviation thereof of crude oil or natural gas or other commodities, or (ii) for a swap, collar, floor, cap, option, corridor, or other contract which is intended to reduce or eliminate the risk of fluctuation in interest rates, as such terms are referred to in the capital markets, except the foregoing prohibitions shall not apply to (x) transactions consented to in writing by the Banks which are on terms acceptable to the Banks, or (y) Pre-approved Contracts. The term "Pre-Approved Contracts" as used herein shall mean any contract or agreement (i) to hedge, forward, sell or swap crude oil or natural gas or otherwise sell up to 75% of the Borrowers' monthly production forecast for all of Borrowers' proved and producing oil and gas properties for the period covered by the proposed hedging transaction, (ii) with a maturity of twelve (12) months or less, (iii) with "strike prices" per barrel greater than the Agent's forecasted price in the most recent engineering evaluation of the Borrowers' oil and gas properties, adjusted for the difference between the forecasted price and the Borrowers' actual product price as determined by Agent, and (iv) with counter-parties to the hedging agreement which are approved by Agent.

          (n)  Investments.  No Borrower shall make any investments in any
               -----------
     person or entity, except such restriction shall not apply to:

               (i) investments and direct obligations of the United States of America or any agency thereof;

               (ii) investments in certificates of deposit issued by Agent or certificates of deposit with maturities of less than one year, issued by other commercial banks in the United States having capital and surplus in excess of $500,000,000 and which have a rating of (A) 50 or above by Sheshunoff and (B) "B" or above by Keef-Bruett; or

               (iii) investments in insured money market funds, Eurodollar investment accounts and other similar accounts at Agent or such investment with maturities of less than ninety (90) days at other commercial banks having capital and surplus in excess of $500,000,000 and which have a rating of (A) 50 or above by Sheshunoff and (B) "B" or above by Keef-Bruett.

          (o)  Amendment to Articles of Incorporation or Bylaws.  No Borrower
               ------------------------------------------------
     will permit any amendment to, or any alteration of, its Articles of Incorporation or Bylaws.

          (p)  Sale of Assets.  No Borrower shall sell, transfer or otherwise
               --------------
     dispose of any of its assets, except for production from oil, gas and mineral properties and other assets sold in the ordinary course of such Borrower's business.

          (q)  Proceeds of Production.  No Borrower shall redirect the payment
               ----------------------
     of the proceeds of production from the Oil and Gas Properties to anyone or any place other than to the Lockbox Account at the Agent.

          (r)  Amendments to Preferred Stock and Convertible Promissory Notes.
               --------------------------------------------------------------
     Borrowers shall not (i) amend the Convertible Promissory Notes, or (ii) issue any additional Preferred Stock after the Effective.

     14. EVENTS OF DEFAULT. Any one or more of the following events shall be considered an "Event of Default" as that term is used herein:

          (a) The Borrowers shall fail to pay when due or declared due the principal of, and the interest on, the Notes, or any fee or any other indebtedness of the Borrowers incurred pursuant to this Agreement or any other Loan Document; or

          (b) Any representation or warranty made by any Borrower under this Agreement, or in any certificate or statement furnished or made to the Banks pursuant hereto, or in connection herewith, or in connection with any document furnished hereunder, shall prove to be untrue in any material respect as of the date on which such representation or warranty is made (or deemed made), or any representation, statement (including financial statements), certificate, report or other data furnished or to be furnished or made by any Borrower under any Loan Document, including this Agreement, proves to have been untrue in any material respect, as of the date as of which the facts therein set forth were stated or certified; or

          (c) Default shall be made in the due observance or performance of any of the covenants or agreements of the Borrowers contained in the Loan Documents, including this Agreement (excluding covenants contained in Section 13 of the Agreement for which there is not cure period), and such default shall continue for more than thirty (30) days; or

          (d) Default shall be made in the due observance or performance of the covenants of Borrowers contained in Section 13 of this Agreement; or

          (e) Default shall be made in respect of any obligation for borrowed money, other than the Notes, for which any Borrower is liable (directly, by assumption, as guarantor or otherwise), or any obligations secured by any mortgage, pledge or other security interest, lien, charge or encumbrance with respect thereto, on any asset or property of any Borrower or in respect of any agreement relating to any such obligations unless such Borrower is not liable for same (i.e., unless remedies or recourse for failure to pay such obligations is limited to foreclosure of the collateral security therefor), and if such default shall continue beyond the applicable grace period, if any; or

          (f) Any Borrower shall commence a voluntary case or other proceedings seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking an appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action authorizing the foregoing; or

          (g) An involuntary case or other proceeding, shall be commenced against any Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against any Borrower under the federal bankruptcy laws as now or hereinafter in effect; or

          (h) A final judgment or order for the payment of money in excess of $100,000 (or judgments or orders aggregating in excess of $100,000) shall be rendered against any Borrower and such judgments or orders shall continue unsatisfied and unstayed for a period of thirty (30) days; or

          (i) In the event the aggregate principal amount outstanding under the Note shall at any time exceed the Borrowing Base established for the Note, and the Borrowers shall fail to comply with the provisions of Section 9(b) hereof; or

          (j)  A Change of Control shall occur; or

          (k)  A Change of Management shall occur.

     Upon occurrence of any Event of Default specified in Subsections 14(f) and
(g) hereof, the entire principal amount due under the Note and all interest then accrued thereon, and any other liabilities of the Borrowers hereunder, shall become immediately due and payable all without notice and without presentment, demand, protest, notice of protest or dishonor or any other notice of default of any kind, all of which are hereby expressly waived by the Borrowers. In any other Event of Default, the Agent, upon request of Majority Banks, shall by notice to the Borrowers declare the principal of, and all interest then accrued on, the Note and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which the Borrowers hereby expressly waive, anything contained herein or in the Note to the contrary notwithstanding. Nothing contained in this Section 14 shall be construed to limit or amend in any way the Events of Default enumerated in the Note, or any other document executed in connection with the transaction contemplated herein.

     Upon the occurrence and during the continuance of any Event of Default, the Banks are hereby authorized at any time and from time to time, without notice to the Borrowers (any such notice being expressly waived by the Borrowers), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any of the Banks to or for the credit or the account of the Borrowers against any and all of the indebtedness of the Borrowers under the Notes and the Loan Documents, including this Agreement, irrespective of whether or not the Banks shall have made any demand under the Loan Documents, including this Agreement or the Notes and although such indebtedness may be unmatured. Any amount set-off by any of the Banks shall be applied against the indebtedness owed the Banks by the Borrowers pursuant to this Agreement and the Notes. The Banks agree promptly to notify the Borrowers after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Banks may have.

     15.  THE AGENT AND THE BANKS.

          (a)  Appointment and Authorization.  Each Bank hereby appoints Agent
               -----------------------------
     as its nominee and agent, in its name and on its behalf: (i) to act as nominee for and on behalf of such Bank in and under all Loan Documents;
     (ii) to arrange the means whereby the funds of Banks are to be made available to the Borrowers under the Loan Documents; (iii) to take such action as may be requested by any Bank under the Loan Documents (when such Bank is entitled to make such request under the Loan Documents); (iv) to receive all documents and items to be furnished to Banks under the Loan Documents; (v) to be the secured party, mortgagee, beneficiary, and similar party in respect of, and to receive, as the case may be, any collateral for the benefit of Banks; (vi) to promptly distribute to each Bank all material information, requests, documents and items received from the Borrowers under the Loan Documents; (vii) to promptly distribute to each Bank such Bank's Pro Rata Part of each payment or prepayment (whether voluntary, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents and (viii) to deliver to the appropriate Persons requests, demands, approvals and consents received from Banks. Each Bank hereby authorizes Agent to take all actions and to exercise such powers under the Loan Documents as are specifically delegated to such Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. With respect to its commitments hereunder and the Notes issued to it, Agent and any successor Agent shall have the same rights under the Loan Documents as any other Bank and may exercise the same as though it were not the Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include Agent and any successor Agent in its capacity as a Bank. Agent and any successor Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of and generally engage in any kind of business with the Borrowers, and any person which may do borrowers, all as if Agent and any successor Agent were not Agent hereunder and without any duty to account therefor to the Banks; provided that, if any payments in respect of any property (or the proceeds thereof) now or hereafter in the possession or control of Agent which may be or become security for the obligations of the Borrowers arising under the Loan Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents or instruments related to any such other business shall be applied to reduction of the obligations of the Borrowers arising under the Loan Documents, then each Bank shall be entitled to share in such application according to its pro rata part thereof. Each Bank, upon request of any other Bank, shall disclose to all other Banks all indebtedness and liabilities, direct and contingent, of the Borrowers to such Bank as of the time of such request.

          (b)  Note Holders.  From time to time as other Banks become a party to
               ------------
     this Agreement after receiving the consent of the Borrowers, Agent shall obtain execution by the Borrowers of additional Notes in amounts representing the Commitment of each such new Bank, up to an aggregate face amount of all Revolving Notes not exceeding $75,000,000 and all such Bridge Notes not exceeding $10,000,000. The obligation of such Bank shall be governed by the provisions of this Agreement, including but not limited to, the obligations specified in Section 2 hereof. From time to time, Agent may require that the Banks exchange their Notes for newly issued Notes to better reflect the Commitments of the Banks. Agent may treat the payee of any Note as the holder thereof until written notice of transfer has been filed with it, signed by such payee and in form satisfactory to Agent.

          (c)  Consultation with Counsel.  Banks agree that Agent may consult
               -------------------------
     with legal counsel selected by Agent and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

          (d)  Documents.  Agent shall not be under a duty to examine or pass
               ---------
     upon the validity, effectiveness, enforceability, genuineness or value of any of the Loan Documents or any other instrument or document furnished pursuant thereto or in connection therewith, and Agent shall be entitled to assume that the same are valid, effective, enforceable and genuine and what they purport to be.

          (e)  Resignation or Removal of Agent.  Subject to the appointment and
               -------------------------------
     acceptance of a successor Agent as provided below, Agent may resign at any time by giving written notice thereof to Banks and the Borrowers, and Agent may be removed at any time with or without cause by Majority Banks. If no successor Agent has been so appointed by Majority Banks (and approved by the Borrowers) and has accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or removal of the retiring Agent, then the retiring Agent may, on behalf of Banks, appoint a successor Agent. Any successor Agent must be approved by Borrowers, which approval will not be unreasonably withheld. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 15 shall continue in effect for its benefit in respect to any actions taken or omitted to be taken by it while it was acting as Agent.

          (f)  Responsibility of Agent.  It is expressly understood and agreed
               -----------------------
     that the obligations of Agent under the Loan Documents are only those expressly set forth in the Loan Documents and that Agent, as the case may be, shall be entitled to assume that no Default or Event of Default has occurred and is continuing, unless Agent, as the case may be, has actual knowledge of such fact or has received notice from a Bank or the Borrowers that such Bank or the Borrowers consider that a Default or an Event of Default has occurred and is continuing and specifying the nature thereof. Neither Agent nor any of their directors, officers, attorneys or employees shall be liable for any action taken or omitted to be taken by them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Agent shall incur no liability under or in respect of any of the Loan Documents by acting upon any notice, consent, certificate, warranty or other paper or instrument believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment, or which may seem to it to be necessary or desirable.

          Agent shall not be responsible to Banks for any of the Borrowers' recitals, statements, representations or warranties contained in any of the Loan Documents, or in any certificate or other document referred to or provided for in, or received by any Bank under, the Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of or any of the Loan Documents or for any failure by the Borrowers to perform any of their obligations hereunder or thereunder. Agent may employ agents and attorneys-in-fact and shall not be answerable, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

          The relationship between Agent and each Bank is only that of agent and principal and has no fiduciary aspects. Nothing in the Loan Documents or elsewhere shall be construed to impose on Agent any duties or responsibilities other than those for which express provision is therein made. In performing its duties and functions hereunder, Agent does not assume and shall not be deemed to have assumed, and hereby expressly disclaims, any obligation or responsibility toward or any relationship of agency or trust with or for the Borrowers or any of its beneficiaries or other creditors. As to any matters not expressly provided for by the Loan Documents, Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of all Banks and such instructions shall be binding upon all Banks and all holders of the Notes; provided, however, that Agent shall not be required to take any action which is contrary to the Loan Documents or applicable law.

          Agent shall have the right to exercise or refrain from exercising, without notice or liability to the Banks, any and all rights afforded to Agent, as the case may be, by the Loan Documents or which Agent may have as a matter of law; provided, however, Agent shall not (i) except as provided in Section 7(b) hereof, without the consent of Majority Banks designate the amount of the Borrowing Base (provided, however, that any increase in the Borrowing Base shall require the consent of all Banks) or (ii) without the consent of Majority Banks, take any other action with regard to amending the Loan Documents, waiving any default under the Loan Documents or taking any other action with respect to the Loan Documents which requires consent of Majority Banks. Provided further, however, that no amendment, waiver, or other action shall be effected pursuant to the preceding clause (ii) without the consent of all Banks which: (i) would increase the Commitment amount of any Bank, (ii) would reduce any fees hereunder, or the principal of, or the interest on, any Bank's Note or Notes, (iii) would postpone any date fixed for any payment of any fees hereunder, or any principal or interest of any Bank's Note or Notes, (iv) would materially increase any Bank's obligations hereunder or would materially alter Agent's obligations to any Bank hereunder, (v) would release Borrowers from its obligation to pay any Bank's Note or Notes, (vi) release any of the Collateral, or (vii) would amend this sentence. For purposes of this paragraph, a Bank shall be deemed to have consented to any such action by Agent upon the passage of five (5) Business Days after written notice thereof is given to such Bank in accordance with Section 17 hereof, unless such Bank shall have previously given Agent notice, complying with the provision of Section 17 hereof, to the contrary. Agent shall not have liability to Banks for failure or delay in exercising any right or power possessed by Agent pursuant to the Loan Documents or otherwise unless such failure or delay is caused by the gross negligence of the Agent.

          (g)  Independent Investigation.  Each Bank severally represents and
               -------------------------
     warrants to Agent that it has made its own independent investigation and assessment of the financial condition and affairs of the Borrowers in connection with the making and continuation of its participation hereunder and has not relied exclusively on any information provided to such Bank by Agent in connection herewith, and each Bank represents, warrants and undertakes to Agent that it shall continue to make its own independent appraisal of the credit worthiness of the Borrowers while the Notes are outstanding or its commitments hereunder are in force. Agent shall not be required to keep itself informed as to the performance or observance by the Borrowers of this Agreement or any other document referred to or provided for herein or to inspect the properties or books of the Borrowers. Other than as provided in this Agreement, Agent shall not have any duty, responsibility or liability to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrowers which may come into the possession of Agent.

          (h)  Indemnification.  Banks agree to indemnify Agent, ratably
               ---------------
     according to their respective Commitments on a Pro Rata basis, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any proper and reasonable kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by Agent under the Loan Documents, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. Each Bank shall be entitled to be reimbursed by the Agent for any amount such Bank paid to Agent under this
     Section 15(h) to the extent the Agent has been reimbursed for such payments by the Borrowers or any other Person. THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION TO APPLY TO AND PROTECT THE AGENT FROM THE CONSEQUENCES OF ANY LIABILITY INCLUDING STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON AGENT AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING OR CONCURRING CAUSE OF ANY SUCH LIABILITY.

          (i)  Benefit of Section 15.  The agreements contained in this Section
               ---------------------
     15 are solely for the benefit of Agent and the Banks and are not for the benefit of, or to be relied upon by, the Borrowers, any affiliate of the Borrowers or any other person.

          (j)  Pro Rata Treatment.  Subject to the provisions of this Agreement,
               ------------------
     each payment (including each prepayment) by the Borrowers and collection by Banks (including offsets) on account of the principal of and interest on the Notes and fees provided for in this Agreement, payable by the Borrowers shall be made Pro Rata; provided, however, in the event that any Defaulting Bank shall have failed to make an Advance as contemplated under Section 3 hereof and Agent or another Bank or Banks shall have made such Advance, payment received by Agent for the account of such Defaulting Bank or Banks shall not be distributed to such Defaulting Bank or Banks until such Advance or Advances shall have been repaid in full to the Bank or Banks who funded such Advance or Advances.

          (k)  Assumption as to Payments.  Except as specifically provided
               -------------------------
     herein, unless Agent shall have received notice from the Borrowers prior to the date on which any payment is due to Banks hereunder that the Borrowers will not make such payment in full, Agent may, but shall not be required to, assume that the Borrowers has made such payment in full to Agent on such date and Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrowers shall not have so made such payment in full to

     Agent, each Bank shall repay to Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to Agent, at the interest rate applicable to such portion of the Revolving Loan.

          (l)  Other Financings.  Without limiting the rights to which any Bank
               ----------------
     otherwise is or may become entitled, such Bank shall have no interest, by virtue of this Agreement or the Loan Documents, in (a) any present or future loans from, letters of credit issued by, or leasing or other financial transactions by, any other Bank to, on behalf of, or with the Borrowers (collectively referred to herein as "Other Financings") other than the obligations hereunder; (b) any present or future guarantees by or for the account of the Borrowers which are not contemplated by the Loan Documents; (c) any present or future property taken as security for any such Other Financings; or (d) any property now or hereafter in the possession or control of any other Bank which may be or become security for the obligations of the Borrowers arising under any loan document by reason of the general description of indebtedness secured or property contained in any other agreements, documents or instruments relating to any such Other Financings.

          (m)  Interests of Banks.  Nothing in this Agreement shall be construed
               ------------------
     to create a partnership or joint venture between Banks for any purpose. Agent, Banks and the Borrowers recognizes that the respective obligations of Banks under the Commitments shall be several and not joint and that neither Agent, nor any of Banks shall be responsible or liable to perform any of the obligations of the other under this Agreement. Each Bank is deemed to be the owner of an undivided interest in and to all rights, titles, benefits and interests belonging and accruing to Agent under the Security Instruments, including, without limitation, liens and security interests in any collateral, fees and payments of principal and interest by the Borrowers under the Commitments on a Pro Rata basis. Each Bank shall perform all duties and obligations of Banks under this Agreement in the same proportion as its ownership interest in the Loans outstanding at the date of determination thereof.

          (n)  Investments.  Whenever Agent in good faith determines that it is
               -----------
     uncertain about how to distribute to Banks any funds which it has received, or whenever Agent in good faith determines that there is any dispute among the Banks about how such funds should be distributed, Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Agent is otherwise required to invest funds pending distribution to the Banks, Agent may invest such funds pending distribution (at the risk of the Borrowers). All interest on any such investment shall be distributed upon the distribution of such investment and in the same proportions and to the same Persons as such investment. All monies received by Agent for distribution to the Banks (other than to the

     Person who is Agent in its separate capacity as a Bank) shall be held by the Agent pending such distribution solely as Agent for such Banks, and Agent shall have no equitable title to any portion thereof.

     16. EXERCISE OF RIGHTS. No failure to exercise, and no delay in exercising, on the part of the Agent or the Banks, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of the Agent and the Banks hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of the Loan Documents, including this Agreement, or the Note nor consent to departure therefrom, shall be effective unless in writing, and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other circumstances without such notice or demand.

     17. NOTICES. Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be given in writing (which may be by facsimile transmission) and must be personally delivered or mailed by prepaid certified or registered mail to the party to whom such notice or communication is directed at the address of such party as follows: (a) BORROWERS: c/o GOTHIC ENERGY CORPORATION, 5727 South Lewis, Suite 700, Tulsa, Oklahoma 74105-7148, Attention: Michael Paulk, President; and (b) BANKS: c/o AGENT, BANK ONE, TEXAS, N.A., 1717 Main Street, Dallas, Texas 75201, Facsimile No. 214-290-2627, Attention: Mynan C. Feldman, Vice President. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered or delivered by facsimile as aforesaid or, if mailed, on the third day after it is mailed as aforesaid. Any party may change its address for purposes of this Agreement by giving notice of such change to the other party pursuant to this Section 17.

     18. EXPENSES. The Borrowers shall pay (i) all reasonable and necessary out-of-pocket expenses of the Banks, including reasonable fees and disbursements of special counsel for the Agent, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any default or Event of Default or alleged default or Event of Default hereunder,
(ii) all reasonable and necessary out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel for the Agent in connection with the preparation of any participation agreement for a participant or participants requested by the Borrowers or any amendment thereof and (iii) if a default or an Event of Default occurs, all reasonable and necessary out-of-pocket expenses incurred by the Banks, including fees and disbursements of counsel, in connection with such default and Event of Default and collection and other enforcement proceedings resulting therefrom. The Borrowers shall indemnify the Banks against any transfer taxes, document taxes, assessments or charges made by any governmental authority by reason of the execution, delivery and filing of the Loan Documents.

     19. INDEMNITY. The Borrowers agree to indemnify and hold harmless the Banks and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the Banks, including all local counsel hired by such counsel) ("Claim") incurred by the Banks in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrowers or their agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. It is understood and agreed that the foregoing indemnity and hold harmless shall also apply to the Paulk Note and the Rainwater Note, the Guaranty of the Paulk Note and the Rainwater Note by Energy and any Claim incurred by Bank One, the Banks or the Agent investigating or preparing for, defending against or providing evidence, producing documents taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal or state statute or other regulation of common law or otherwise which is alleged to arise out of or based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrowers or their agents or Bank One, the Banks, the Agent or any other their agents arising in connection with any set of facts relating in any respect to the Paulk Note or the Rainwater Note or theh notes by Energy.
The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrowers to the Banks hereunder or at common law or otherwise, and shall survive any termination of this Agreement, the expiration of the Loan and the payment of all indebtedness of the Borrowers to the Banks hereunder and under the Notes, provided that the Borrowers shall have no obligation under this Section to the Bank with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Bank. If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Borrowers of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure). The Indemnified Party shall have the right to employ, at the Borrowers' expense, counsel of the Indemnified Parties' choosing and to control the defense of the Claim. The Borrowers may at their own expense also participate in the defense of any Claim. Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party. THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION TO APPLY TO AND PROTECT
EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF ANY LIABILITY INCLUDING STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON

AGENT AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING, OR CONCURRING CAUSE OF ANY CLAIM.

     20. GOVERNING LAW. THIS AGREEMENT IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN DALLAS, DALLAS COUNTY, TEXAS, AND THE SUBSTANTIVE LAWS OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND ALL OTHER DOCUMENTS AND INSTRUMENTS REFERRED TO HEREIN, UNLESS OTHERWISE SPECIFIED THEREIN.

     21. INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provisions shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of the Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

     22. MAXIMUM INTEREST RATE. Regardless of any provisions contained in this Agreement or in any other documents and instruments referred to herein, the Banks shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Notes any amount in excess of the Maximum Rate, and in the event any Bank ever receives, collects or applies as interest any such excess, of if an acceleration of the maturities of any Notes or if any prepayment by the Borrowers result in the Borrowers having paid any interest in excess of the Maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Notes for which such excess was received, collected or applied, and, if the principal balance of such Note is paid in full, any remaining excess shall forthwith be paid to the Borrowers. All sums paid or agreed to be paid to the Banks for the use, forbearance or detention of the indebtedness evidenced by the Notes and/or this Agreement shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Rate. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate of interest permitted by law, the Borrowers and the Banks shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium, rather than as interest; and
(ii) exclude voluntary prepayments and the effect thereof; and (iii) compare the total amount of interest contracted for, charged or received with the total amount of interest which could be contracted for, charged or received throughout the entire contemplated term of the Note at the Maximum Rate.

     23. AMENDMENTS. This Agreement may be amended only by an instrument in writing executed by an authorized officer of the party against whom such amendment is sought to be enforced.

     24. MULTIPLE COUNTERPARTS. This Agreement may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement. No party to this Agreement shall be bound hereby until a counterpart of this Agreement has been executed by all parties hereto.

     25. CONFLICT. In the event any term or provision hereof is inconsistent with or conflicts with any provision of the Loan Documents, the terms or provisions contained in this Agreement shall be controlling.

     26. SURVIVAL. All covenants, agreements, undertakings, representations and warranties made in the Loan Documents, including this Agreement, the Notes or other documents and instruments referred to herein shall survive all closings hereunder and shall not be affected by any investigation made by any party.

     27. PARTIES BOUND. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, legal representatives and estates, provided, however, that the Borrowers may not, without the prior written consent of the Banks, assign any rights, powers, duties or obligations hereunder.

     28.  ASSIGNMENTS AND PARTICIPATIONS.

          (a) Each Bank shall have the right to sell, assign or transfer all or any part of its Note or Notes, its Commitments and its rights and obligations hereunder to one or more Affiliates, Banks, financial institutions, pension plans, investment funds, or similar Persons or to a Federal Reserve Bank; provided, that in connection with each sale,
                           --------
     assignment or transfer (other than to an Affiliate, a Bank or a Federal Reserve Bank), the applicable Bank will consider the opinion and recommendation of Borrowers, which opinion and recommendation shall in no way be binding upon such Bank, and each such sale, assignment, or transfer (other than to an Affiliate, a Bank or a Federal Reserve Bank), shall require the consent of Agent, which consent will not be unreasonably withheld, and the assignee, transferee or recipient shall have, to the extent of such sale, assignment, or transfer, the same rights, benefits and obligations as it would if it were such Bank and a holder of such Note, Commitments and rights and obligations, including, without limitation, the right to vote on decisions requiring consent or approval of all Banks or Majority Banks and the obligation to fund its Commitments; provided, further, that (1) each such sale, assignment, or transfer (other than to an Affiliate, a Bank or a Federal Reserve Bank) shall be in an aggregate principal amount not less than $5,000,000, (2) each remaining Bank shall at all times maintain Commitments then outstanding in an aggregate principal amount at least equal to $5,000,000; (3) no Bank may offer to sell its Note or Notes, Commitments, rights and obligations or interests therein in violation of any securities laws; and (4) no such assignments (other than to a Federal Reserve Bank) shall become effective until the assigning Bank and its assignees delivers to Agent and Borrowers an Assignment and Acceptance and the Note or Notes subject to such assignment and other documents evidencing any such assignment. An assignment fee in the amount of $2,500 for than to an Affiliate, a Bank or the Federal Reserve Bank) will be payable to Agent by assignor or assignee. Within five (5) Business Days after its receipt of copies of the Assignment and Acceptance and the other documents relating thereto and the Note or Notes, the Borrowers shall execute and deliver to Agent (for delivery to the relevant assignee) a new Note or Notes evidencing such assignee's assigned Commitments and if the assignor Bank has retained a portion of its Commitments, a replacement Note in the principal amount of the Commitments retained by the assignor (except as provided in the last sentence of this paragraph (a) such Note or Notes to be in exchange for, but not in payment of, the Note or Notes held by such Bank). On and after the effective date of an assignment hereunder, the assignee shall for all purposes be a Bank, party to this Agreement and any other Loan Document executed by the Banks and shall have all the rights and obligations of a Bank under the Loan Documents, to the same extent as if it were an original party thereto, and no further consent or action by Borrowers, Banks or the Agent shall be required to release the transferor Bank with respect to its Commitments assigned to such assignee and the transferor Bank shall henceforth be so released.

          (b) Each Bank shall have the right to grant participations in all or any part of such Bank's Notes and Commitments hereunder to one or more pension plans, investment funds, financial institutions or other Persons, provided, that:

               (i) each Bank granting a participation shall retain the right to vote hereunder, and no participant shall be entitled to vote hereunder on decisions requiring consent or approval of Bank or Majority Banks (except as set forth in (iii) below);

               (ii) in the event any Bank grants a participation hereunder, such Bank's obligations under the Loan Documents shall remain unchanged, such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, such Bank shall remain the holder of any such Note or Notes for all purposes under the Loan Documents, and Agent, each Bank and each Borrower shall be entitled to deal with the Bank granting a participation in the same manner as if no participation had been granted; and

               (iii) no participant shall ever have any right by reason of its participation to exercise any of the rights of Banks hereunder, except that any Bank may agree with any participant that such Bank will not, without the consent of such participant (which consent may not be unreasonably withheld) consent to any amendment or waiver requiring approval of all Banks.

          (c) It is understood and agreed that any Bank may provide to assignees and participants and prospective assignees and participants financial information and reports and data concerning Borrowers' properties and operations which was provided to such Bank pursuant to this Agreement.

          (d) Upon the reasonable request of either Agent or any Borrower, each Bank will identify those to whom it has assigned or participated any part of its Notes and Commitment, and provide the amounts so assigned or participated.

     29. OTHER AGREEMENTS. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     30. FINANCIAL TERMS. All accounting terms used in this Agreement which are not specifically defined herein shall be construed in accordance with GAAP.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        BORROWERS:

                                        GOTHIC ENERGY CORPORATION
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                                Michael Paulk
                                                President

                                        GOTHIC ENERGY OF TEXAS, INC.
                                        an Oklahoma corporation


                                        By:
                                           -------------------------------------
                                                Michael Paulk
                                                President

                                        GOTHIC GAS CORPORATION
                                        an Oklahoma corporation


                                        By:
                                           -------------------------------------
                                                Michael Paulk
                                                President

                                        BANKS:

                                        BANK ONE, TEXAS, N.A.,
                                        a national banking association


                                        By:
                                           -------------------------------------
                                                Mynan C. Feldman
                                                Vice President

                                        AGENT:

                                        BANK ONE, TEXAS, N.A.,
                                        a national banking association


                                        By:
                                           -------------------------------------
                                                Mynan C. Feldman
                                                Vice President

                                  EXHIBIT "A"


                              NOTICE OF BORROWING

     The undersigned hereby certifies that he is the ___________________ of GOTHIC ENERGY CORPORATION, a Delaware corporation, and that as such he is authorized execute this Notice of Borrowing on behalf of the Borrowers (as such term is defined in the Agreement). With reference to that certain Restated Loan Agreement dated as of February __, 1997 (as same may be amended, modified, increased, supplemented and/or restated from time to time, the "Agreement") entered into by and between Borrower and BANK ONE, TEXAS, N.A. ("Bank One"), as Agent, for itself and the financial institutions party thereto (the "Banks"), the undersigned further certifies, represents and warrants on behalf of the Borrowers that all of the foregoing statements are true and correct (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

          (a) Borrowers request that the Banks advance Borrowers on the Revolving Loan _____________ the aggregate sum of $________________ by no later than __________________. Immediately following such Advance, the aggregate outstanding balance of Advances shall equal $_________________ on the Revolving Loan.

          (b) This Advance shall be a: Base Rate Loan ____________, or a Eurodollar Loan ______________,(if Eurodollar please state requested Interest Period ________ months).

          (c) As of the date hereof, and as a result of the making of the requested Advance, there does not and will not exist any Default or Event of Default.

          (d) Borrowers have performed and complied with all agreements and conditions contained in the Agreement which are required to be performed or complied with by Borrowers before or on the date hereof.

          (e) The representations and warranties contained in the Agreement are true and correct in all material respects as of the date hereof and shall be true and correct upon the making of the Advance, with the same force and effect as though made on and as of the date hereof and thereof.

          (f) No change that would cause a Material Adverse Effect to the condition, financial or otherwise, of Borrowers have occurred since the most recent Financial Statement provided to the Banks.

          EXECUTED AND DELIVERED this _____ day of ___________ 199__.

                                    GOTHIC ENERGY CORPORATION,
                                    a Delaware corporation



                                    By:
                                       ----------------------------------------
                                    Name:

                                       ----------------------------------------
                                    Title:

                                       ----------------------------------------

                                  EXHIBIT "B"


                                 REVOLVING NOTE

$_____________                    Dallas, Texas                ___________, 1997


     FOR VALUE RECEIVED, the undersigned GOTHIC ENERGY CORPORATION, an Oklahoma corporation, GOTHIC ENERGY OF TEXAS, INC., an Oklahoma corporation and GOTHIC GAS CORPORATION, an Oklahoma corporation (hereinafter referred to as the "Borrowers") hereby unconditionally, jointly and severally, promise to pay to the order of _____________________ (the "Bank") at the offices of BANK ONE, TEXAS, N.A. (the "Agent") in Dallas County, Texas, the principal sum of _____________________ AND __/100 DOLLARS ($______________), in lawful money of the United States of America together with interest from the date hereof until paid at the rates specified in the Loan Agreement (as hereinafter defined). All payments of principal and interest due hereunder are payable at the offices of Agent at 1717 Main Street, 4th Floor, Bank One Center, P.O. Box 655415, Dallas, Texas 75265-5415, attention: Energy Department, or at such other address as Bank shall designate in writing to Borrowers.

     Notwithstanding anything to the contrary contained in this Note or any other Loan Document executed in connection herewith, the liability of Gothic Gas Corporation hereunder, when combined with Gas' obligations under all other Notes issued pursuant to the Loan Agreement shall never exceed the maximum amount of liability that can be incurred by Gas without rendering this Note and the other Notes voidable under applicable law relating to fraudulent conveyance or fraudulent transfer.

     The principal and all accrued interest on this Note shall be due and payable in accordance with the terms and provisions of the Loan Agreement.

     This Note is executed pursuant to that certain Restated Loan Agreement dated February 17, 1997 between Borrowers and Banks (the "Loan Agreement"), and is one of the Notes referred to therein. Reference is made to the Loan Agreement and the Loan Documents (as that term is defined in the Loan Agreement) for a statement of prepayment, rights and obligations of Borrowers, for a statement of the terms and conditions under which the due date of this Note may be accelerated and for statements regarding other matters affecting this Note (including without limitation the obligations of the holder hereof to advance funds hereunder, principal and interest payment due dates, voluntary and mandatory prepayments, exercise of rights and remedies, payment of attorneys' fees, court costs and other costs of collection and certain waivers by Borrowers and others now or hereafter obligated for payment of any sums due hereunder). Upon the occurrence of an Event of Default, as that term is defined in the Loan Agreement and Loan Documents, the holder hereof (i) may declare forthwith to be entirely and immediately due and payable the principal balance hereof and the interest accrued hereon, and (ii) shall have all rights and remedies of the Bank under the Loan Agreement and Loan Documents. This Note may be prepaid in accordance with the terms and provisions of the Loan Agreement.

     Regardless of any provision contained in this Note, the holder hereof shall never be entitled to receive, collect or apply, as interest on this Note, any amount in excess of the Maximum Rate (as such term is defined in the Loan Agreement), and, if the holder hereof ever receives, collects, or applies as interest, any such amount which would be excessive interest, it shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the indebtedness evidenced hereby is paid in full, any remaining excess shall forthwith be paid to Borrowers. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, Borrowers and the holder hereof shall, to the maximum extent permitted under applicable law (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of the obligations evidenced by this Note and/or referred to in the Loan Agreement so that the interest rate is uniform throughout the entire term of this Note; provided that, if this Note is paid and performed in full prior to the end of the full contemplated term thereof; and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the holder hereof shall refund to Borrowers the amount of such excess or credit the amount of such excess against the indebtedness evidenced hereby, and, in such event, the holder hereof shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Rate.

     If any payment of principal or interest on this Note shall become due on a day other than a Business Day (as such term is defined in the Loan Agreement), such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

     If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity or in bankruptcy, receivership or other court proceedings, Borrowers agree to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys' fees.

     Borrowers and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive presentment and demand for payment, notice of intention to accelerate the maturity, protest, notice of protest and nonpayment, as to this Note and as to each and all installments hereof, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes.

     This Note shall be governed by and construed in accordance with the applicable laws of the United States of America and the laws of the State of Texas.

     THIS WRITTEN NOTE, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND

MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date and year first above written.

                                        BORROWERS:
                                        ---------

                                        GOTHIC ENERGY CORPORATION
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                               Michael Paulk
                                               President


                                        GOTHIC ENERGY OF TEXAS, INC.
                                        an Oklahoma corporation


                                        By:
                                           -------------------------------------
                                               Michael Paulk
                                               President


                                        GOTHIC GAS CORPORATION
                                        an Oklahoma corporation


                                        By:
                                           ------------------------------------
                                               Michael Paulk
                                               President

                                  EXHIBIT "C"


                                  BRIDGE NOTE

$_____________                   Dallas, Texas                 ___________, 1997


     FOR VALUE RECEIVED, the undersigned GOTHIC ENERGY CORPORATION, an Oklahoma corporation, GOTHIC ENERGY OF TEXAS, INC., an Oklahoma corporation and GOTHIC GAS CORPORATION, an Oklahoma corporation (hereinafter referred to as the "Borrowers") hereby unconditionally, jointly and severally, promise to pay to the order of _____________________ (the "Bank") at the offices of BANK ONE, TEXAS, N.A. (the "Agent") in Dallas County, Texas, the principal sum of ___________________ AND __/100 DOLLARS ($_____________), in lawful money of the
United States of America together with interest from the date hereof until paid at the rates specified in the Loan Agreement (as hereinafter defined). All payments of principal and interest due hereunder are payable at the offices of Agent at 1717 Main Street, 4th Floor, Bank One Center, P.O. Box 655415, Dallas, Texas 75265-5415, attention: Energy Department, or at such other address as Bank shall designate in writing to Borrowers.

     Notwithstanding anything to the contrary contained in this Note or any other Loan Document executed in connection herewith, the liability of Gothic Gas Corporation hereunder, when combined with Gas' obligations under all other Notes issued pursuant to the Loan Agreement shall never exceed the maximum amount of liability that can be incurred by Gas without rendering this Note and the other Notes voidable under applicable law relating to fraudulent conveyance or fraudulent transfer.

     The principal and all accrued interest on this Note shall be due and payable in accordance with the terms and provisions of the Loan Agreement.

     This Note is executed pursuant to that certain Restated Loan Agreement dated February 17, 1997 between Borrowers and Banks (the "Loan Agreement"), and is one of the Notes referred to therein. Reference is made to the Loan Agreement and the Loan Documents (as that term is defined in the Loan Agreement) for a statement of prepayment, rights and obligations of Borrowers, for a statement of the terms and conditions under which the due date of this Note may be accelerated and for statements regarding other matters affecting this Note (including without limitation the obligations of the holder hereof to advance funds hereunder, principal and interest payment due dates, voluntary and mandatory prepayments, exercise of rights and remedies, payment of attorneys' fees, court costs and other costs of collection and certain waivers by Borrowers and others now or hereafter obligated for payment of any sums due hereunder). Upon the occurrence of an Event of Default, as that term is defined in the Loan Agreement and Loan Documents, the holder hereof (i) may declare forthwith to be entirely and immediately due and payable the principal balance hereof and the interest accrued hereon, and (ii) shall have all rights and remedies of the Bank under the Loan Agreement and Loan Documents. This Note may be prepaid in accordance with the terms and provisions of the Loan Agreement.

     Regardless of any provision contained in this Note, the holder hereof shall never be entitled to receive, collect or apply, as interest on this Note, any amount in excess of the Maximum Rate (as such term is defined in the Loan Agreement), and, if the holder hereof ever receives, collects, or applies as interest, any such amount which would be excessive interest, it shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the indebtedness evidenced hereby is paid in full, any remaining excess shall forthwith be paid to Borrowers. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, Borrowers and the holder hereof shall, to the maximum extent permitted under applicable law (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of the obligations evidenced by this Note and/or referred to in the Loan Agreement so that the interest rate is uniform throughout the entire term of this Note; provided that, if this Note is paid and performed in full prior to the end of the full contemplated term thereof; and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the holder hereof shall refund to Borrowers the amount of such excess or credit the amount of such excess against the indebtedness evidenced hereby, and, in such event, the holder hereof shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Rate.

     If any payment of principal or interest on this Note shall become due on a day other than a Business Day (as such term is defined in the Loan Agreement), such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

     If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity or in bankruptcy, receivership or other court proceedings, Borrowers agree to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys' fees.

     Borrowers and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive presentment and demand for payment, notice of intention to accelerate the maturity, protest, notice of protest and nonpayment, as to this Note and as to each and all installments hereof, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes.

     This Note shall be governed by and construed in accordance with the applicable laws of the United States of America and the laws of the State of Texas.

     THIS WRITTEN NOTE, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND

MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date and year first above written.

                                        BORROWERS:
                                        ---------

                                        GOTHIC ENERGY CORPORATION
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                              Michael Paulk
                                              President


                                        GOTHIC ENERGY OF TEXAS, INC.
                                        an Oklahoma corporation


                                        By:
                                           -------------------------------------
                                              Michael Paulk
                                              President


                                        GOTHIC GAS CORPORATION
                                        an Oklahoma corporation


                                        By:
                                           -------------------------------------
                                              Michael Paulk
                                              President

                                  EXHIBIT "D"

                           CERTIFICATE OF COMPLIANCE

          The undersigned hereby certifies that he is the ___________________ of GOTHIC ENERGY CORPORATION, an Oklahoma corporation, the _____________________________ of GOTHIC ENERGY OF TEXAS, INC., an Oklahoma corporation and GOTHIC GAS CORPORATION, an Oklahoma corporation (collectively, the "Borrowers"), and that as such he is authorized to execute this Certificate of Compliance on behalf of the Borrowers and the other Borrowers. With reference to that certain Restated Loan Agreement, dated as of February ___, 1997, (as same may be amended, modified, increased, supplemented and/or restated from time to time, the "Agreement") entered into between the Borrowers and BANK ONE, TEXAS, N.A. as "Agent" for itself and the Banks signatory thereto (the "Banks"), the undersigned further certifies, represents and warrants on behalf of the Borrowers that all of the following statements are true and correct (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

          (a) The Borrowers have fulfilled in all material respects its obligations under the Notes and Security Instruments, including the Loan Agreement, and all representations and warranties made herein and therein continue (except to the extent they relate solely to an earlier date) to be true and correct in all material respects [if the representations and warranties are not true and correct, the party signing this certificate shall except from the foregoing statement the matters for which such representations and warranties are no longer true specifying the nature of any such change.]

          (b) No Event of Default has occurred under the Security Instruments, including the Loan Agreement [if an Event of Default has occurred, the party certifying hereto shall specify the facts constituting the Event of Default and the nature and status thereof].

          (c) To the extent requested from time to time by the Agent, the certifying party shall specifically affirm compliance of the Borrowers in all material respects with any of its representations and warranties (except to the extent they relate solely to an earlier date) or obligations under said instruments.

          (d) Financial Computations for the period ending ________________ (provide calculations on a consolidated basis):

              (i)       Current Ratio;

              (ii)      Debt Service Coverage Ratio;

              (iii)     General and Administrative Expenses; and

              (iv)      Tangible Net Worth.

     EXECUTED, DELIVERED AND CERTIFIED TO this ______ day of
____________________, 19__.

                              GOTHIC ENERGY CORPORATION
                              a Delaware corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              GOTHIC ENERGY OF TEXAS, INC.
                              an Oklahoma corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              GOTHIC GAS CORPORATION
                              an Oklahoma corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                                  EXHIBIT "E"
                                  -----------

                      ASSIGNMENT AND ACCEPTANCE AGREEMENT

          This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and
                                                          --------------
Acceptance") dated as of __________, 199_ is made between ____________________
----------
(the "Assignor") and ____________________ (the "Assignee").
      ---------                                 --------

                                    RECITALS
                                    --------

          WHEREAS, the Assignor is party to that certain Amended and Restated Loan Agreement dated as of February 17, 1997 (as extended, renewed, amended or restated from time to time, the "Loan Agreement") by and among Gothic Energy
                                 --------------
Corporation, an Oklahoma corporation ("Gothic"), Gothic Energy of Texas, Inc., an Oklahoma corporation ("Texas") and Gothic Gas Corporation, an Oklahoma corporation ("Gas") (Gothic, Texas, and Gas are hereinafter collectively referred to as the "Company"), the Banks signatory thereto (the "Banks") and
                    -------
Bank One, Texas, N.A., as Agent (in such capacity, the "Agent") (unless
                                                        -----
otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Loan Agreement);

          WHEREAS, as provided under the Loan Agreement, the Assignor has committed to make Loans (the "Committed Loans") to the Company in aggregate
                              ---------------
amounts not to exceed (i) $_______ on the Revolving Loan (the "Revolving
                                                               ---------
Commitment"), such Revolving Commitment being evidenced by a Revolving Note in
----------
the face amount of $____________ (the "Revolving Note") and (ii) $___________ on the Bridge Loan (the "Bridge Loan Commitment"), such Bridge Loan Commitment
                      ----------------------
being evidenced by a Bridge Note in the face amount of $___________ (the "Bridge Note") (the Revolving Note and the Bridge Note are herein collectively referred to as the "Notes"); the Revolving Commitment and the Bridge Loan Commitment are hereinafter collectively referred to as (the "Commitment");
                                              ----------

          WHEREAS, [the Assignor has made Committed Loans to the Company in the aggregate principal amount of (i) $________ on the Revolving Commitment and $_______ on the Bridge Loan Commitment] [no Committed Loans are outstanding under the Loan Agreement]; and

          WHEREAS, the Assignor wishes to assign to the Assignee [part] [all] of the rights and obligations of the Assignor under the Loan Agreement in respect of its Commitment, in an amount equal to $_______ on the Revolving Commitment and $_______ on the Bridge Loan Commitment, for a total of $_______ for the total Commitment (the "Assigned Amount") on the terms and subject to the
                       ---------------
conditions set forth herein and the Assignee wishes to accept assignment of such rights and assume such obligations from the Assignor on such terms and subject to such conditions;

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1.  Assignment and Acceptance.
         -------------------------

        (a) Subject to the terms and conditions of this Assignment and Acceptance , (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "Assignee's Percentage
                                                      ---------------------
Share") of (A) the Commitment [and the Committed Loans] of the Assignor, (B) the
-----
Notes, and (C) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Loan Agreement and the Loan Documents.

          [If appropriate, add paragraph specifying payment to Assignor by Assignee of outstanding principal of, accrued interest on, and fees with respect to, Committed Loans assigned.]

     (b) With effect on and after the Effective Date (as defined in Section
5 hereof), the Assignee shall be a party to the Loan Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Bank under the Loan Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Bank. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Loan Agreement to the extent such obligations have been assumed by the Assignee.

     (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $_______, of which $_______ is on the Revolving Commitment and $_______ is on the Bridge Loan Commitment.

     (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $_______, of which $_______ is on the Revolving Commitment and $________ is on the Bridge Loan Commitment.

     2.  Payments.
         --------

     (a) As consideration for the sale, assignment and transfer contemplated in
Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $_______, representing the Assignee's Pro Rate Share of the principal amount of all Committed Loans.

     (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in Section 28 of the Loan Agreement.

     3.  Reallocation of Payments.  Any interest, fees and other payments
         ------------------------
accrued to the Effective Date with respect to the Commitment, the Committed Loans and the Notes shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

     4.  Independent Credit Decision. The Assignee (a) acknowledges that it has
         ---------------------------
received a copy of the Loan Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in
Section 12 of the Loan Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Loan Agreement.

     5.  Effective Date; Notices.
         -----------------------

     (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be _________, 199__ (the "Effective Date");
                                                          --------------
provided that the following conditions precedent have been satisfied on or
--------
before the Effective Date:

         (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee, together with the Notes;

         (ii) the consent of the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under Section 28 of the Loan Agreement shall have been duly obtained and shall be in full force and effective as of the Effective Date;

         (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

         (iv)  the processing fee referred to in Section 2(b) hereof and in
     Section 28 of the Loan Agreement shall have been paid to the Agent; and

         (v) the Assignor shall have assigned and the Assignee shall have assumed a percentage equal to the Assignee's Percentage Share of the rights and obligations of the Assignor under the Loan Agreement (if such agreement exists).

     (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Company and the Agent for acknowledgement by the Agent and the Company, a Notice of Assignment substantially in the form attached hereto as Schedule 1.
          ----------

     [6.  Agent.  [INCLUDES ONLY IF ASSIGNOR IS AGENT]
          -----

     (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Agent by the Banks pursuant to the terms of the Loan Agreement.

     (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Loan Agreement.]

     7.   Withholding Tax.  The Assignee (a) represents and warrants to the
          ---------------
Bank, the Agent and the Company that under applicable law and treaties no tax will be required to be withheld by the Bank with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Company prior to the time that the Agent or Company is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 101 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

     8.   Representations and Warranties.
          ------------------------------

     (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) on notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Loan Agreement or any other instrument or document furnished in connection therewith.

     (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder;
(ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or flings required by the Loan Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

     9.   Further Assurances.  The Assignor and the Assignee each hereby agree
          ------------------
to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

     10.  Miscellaneous.
          -------------

     (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

     (b) All payments made hereunder shall be made without any set-off or counterclaim.

     (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

     (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Texas over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

     (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE LOAN AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER ORAL OR WRITTEN).

     [Other provisions to be added as may be negotiated between the Assignor and the Assignee, provided that such provisions are not inconsistent with the Loan Agreement.]

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the data first above written.

                                                [ASSIGNOR]


                                                By:
                                                   -----------------------------
                                                Title:
                                                      --------------------------
                                                By:
                                                   ----------------------------

                                                Title:
                                                      --------------------------
                                                Address:
                                                        ------------------------

                                                [ASSIGNEE]


                                                By:
                                                   -----------------------------
                                                Title:
                                                      --------------------------

                                                By:
                                                   -----------------------------
                                                Title:
                                                      --------------------------
                                                Address:
                                                        ------------------------

                                 SCHEDULE 1 TO

                      NOTICE OF ASSIGNMENT AND ACCEPTANCE
                      -----------------------------------

                              ______________, 1997


Bank One, Texas, N.A.
1717 Main Street, 4th Floor
Dallas, Texas 75201
Attn:   Mynan C. Feldman, Vice President

Gothic Energy Corporation
Gothic Energy of Texas, Inc.
Gothic Gas Corporation
5727 South Lewis, Suite 700
Tulsa, Oklahoma 74105
Attn:   Michael Paulk, President

Ladies and Gentlemen:

     We refer to that certain Restated Loan Agreement dated as of February 17, 1997 (as extended, renewed, amended or restated from time to time, the "Loan
                                                                        ----
Agreement") by and among Gothic Energy Corporation, an Oklahoma corporation
---------
("Gothic"), Gothic Energy of Texas, Inc., an Oklahoma corporation ("Texas") and Gothic Gas Corporation, an Oklahoma corporation ("Gas")(Gothic, Texas, and Gas are hereinafter collectively referred to as the "Company"), the Banks signatory
                                                 -------
thereto (the "Banks") and Bank One, Texas, N.A., as Agent (in such capacity, the
"Agent").   Unless otherwise defined herein, capitalized terms used herein have
 -----
the respective meaning assigned to them in the Loan Agreement.

     1.   We hereby give you notice of the assignment by ___________ (the

"Assignor") to ____________________ (the "Assignee") of _____% of the right,
---------                                 --------
title and interest of the Assignor in and to the Loan Agreement, including, without limitation, the right, title and interest of the Assignor in and to the commitments of the Assignor, and all outstanding Loans made by the Assignor pursuant to the Assignment and Acceptance Agreement attached hereto (the

"Assignment and Acceptance").  The aforesaid assignment is subject to the
--------------------------
consent of the Agent, which consent is hereby requested. Before giving effect to such assignment, the Assignor's Revolving Commitment is $_____________ and its Bridge Loan Commitment is $_________, for an aggregate commitment of $____________, and the aggregate amount of its outstanding Revolving Loans is $___________ and its outstanding Bridge Loans with $_____________, for total outstandings of $____________.

     2. The Assignee agreed that upon receiving the consent of the Agent to such assignment, the Assignee will be bound by the terms of the Loan Agreement as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Loan Agreement.

     3. Tendered herewith are the Notes executed in connection with the Loan Agreement representing the commitments of the Assignor.

     4.   The following administrative details apply to the Assignee:

               (A)  Notice Address:
                                   ---------------------------------------------

                    Assignee name:
                                  ----------------------------------------------
                    Address:
                                  ----------------------------------------------

                                  ----------------------------------------------
                    Attention:
                                  ----------------------------------------------
                    Telephone:(    )
                              -----------------------
                    Telecopier:(    )
                               -------------------
                    Telex (Answerback):
                                       --------------------

               (B)  Payment Instructions:

                    Account No.:
                                ------------------------------------------------
                    At:
                                ------------------------------------------------

                                ------------------------------------------------

                    Reference:
                              --------------------------------------------------
                    Attention:
                              --------------------------------------------------

     5. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                              Very truly yours,

                              [NAME OF ASSIGNOR]

                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------


                              [NAME OF ASSIGNEE]


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------

ACKNOWLEDGED:

GOTHIC ENERGY CORPORATION


By:
   ----------------------------
     Michael Paulk, President

GOTHIC ENERGY OF TEXAS, INC.


By:
   ----------------------------
     Michael Paulk, President

GOTHIC GAS CORPORATION


By:
   ----------------------------
     Michael Paulk, President

ACKNOWLEDGED AND
CONSENTED TO:

BANK ONE, TEXAS, N.A.,
as Agent


By:
   ------------------------------------
     Mynan C. Feldman, Vice President

                                   SCHEDULE 1


                                     LIENS

                                      NONE

                                   SCHEDULE 2


                          LIST OF WELLS TO BE DRILLED
                         WITH SPECIAL DRILLING FACILITY

1.   Six (6) wells in the Springer Field, Carter County, Oklahoma.

2.   One (1) well in the Johnson Ranch Field, Loving County, Texas.

                                   SCHEDULE 3


                              FINANCIAL CONDITION

                                      NONE

                                   SCHEDULE 4


                                  LIABILITIES

Liabilities incurred in connection with the Fifth Amendment to Loan Agreement dated December 27, 1996 among Gothic, Texas and Bank One and other liabilities incurred in the ordinary course of Borrowers' businesses.

                                   SCHEDULE 5


                                   LITIGATION

Claim by Larry L. Terry, former Chief Financial Officer of the Borrowers in which he claims an aggregate of $383,750.00 for breach of an employment agreement.

                                   SCHEDULE 6


                                  SUBSIDIARIES

1. Gothic Energy of Texas, Inc. and Gothic Gas Corporation are wholly-owned subsidiaries of Gothic Energy Corporation.

2. Sycamore Pipeline, Inc. will be a wholly-owned subsidiary of Gothic Gas Corporation on the Effective Date.

                                   SCHEDULE 7


                             ENVIRONMENTAL MATTERS

                                      NONE

                                   SCHEDULE 8


                                 TITLE MATTERS

1.   Barbie 2-13, Beaver County, Oklahoma;
2.   Mulberry 1-11, Beaver County, Oklahoma;
3.   Goforth #1, Blaine County, Oklahoma;
4.   Markham #1, Carter County, Oklahoma;
5.   Garrison Unit, Grady County, Oklahoma;
6.   Roetker #2, Harper County, Oklahoma;
7.   Brown A-127, Kingfisher County, Oklahoma;
8.   Billings, Major County, Oklahoma;
9.   Jan, Major County, Oklahoma;
10.  RM #1, Major County, Oklahoma;
11.  Mamie Lou #1, Major County, Oklahoma;
12.  Butler 1-11, Major County, Oklahoma;
13.  James Trust 1-16, McClain County, Oklahoma;
14.  Curtis Stock 1-20, Woods County, Oklahoma;
15.  Leland 6-1, Loving County, Texas.

                                   SCHEDULE 9


                                CURATIVE MATTERS


Provide the following curative information within the time specified in Section 12(t):

1.   The Outhier-B, Blaine County, Oklahoma.  This opinion indicates that
     --------------------------------------
     approximately .1303 of the working interest and .1210 of the net revenue interest is attributable to your seller as a result of certain contractual rights and requires that evidence of such contractual rights be provided. Please provide this information so that we can confirm the interest being conveyed both of record and contractually.

2.   The Outhier-E, Blaine County, Oklahoma.  The Pray Walker opinion covering
     --------------------------------------
     this property indicates that there were unsatisfied requirements of old opinions. Please provide information with regard to the nature and status of these old requirements as reflected in Requirement #5 of the title opinion.

3.   The Robinson, Blaine County, Oklahoma.  This opinion also has a requirement
     -------------------------------------
     with regard to outstanding requirements of old opinions. Please provide information as to the nature and status of these requirements as reflected in Requirement #5 of the title opinion.

4.   The Strader, Blaine County, Oklahoma.  There were two wells by this name on
     ------------------------------------
     the mortgage list provided by the Bank. I identified the separate Strader wells by comparing the interests shown to those shown on the opinion and concluded that this was Item 38 on the Bank's list. The Pray Walker opinion indicates that part of the interest shown is a contractual right only and that right is to a .1368 working interest and a .1197 net revenue interest. Please provide the source of the contractual rights so that we can confirm the total interest being conveyed, both record and contractual.

5.   The Hoskins 1-9, Kingfisher County, Oklahoma.  This opinion also has a
     --------------------------------------------
     requirement with regard to outstanding requirements of old opinions. Please provide information as to the nature and status of these requirements as reflected in Requirement #5 of the title opinion.

6.   The Bergman Unit Well 2, Major County, Oklahoma.  The record interest in
     -----------------------------------------------
     this property is less than that represented by the seller and less than that shown on the mortgage list provided by the Bank. The record working interest in this well is a .875 and the record net revenue interest is a .8564. In addition, the well has a different record title interest for gas which is a .8496. Please provide information as to the true interest to be owned in this well.

7.   The Kliewer, Major County, Oklahoma.  The record title interest in this
     -----------------------------------
     well is less than the interest represented by the seller and included on the mortgage and title list. The actual record interest is .75 working interest and a .6563 net revenue interest while the represented interest is a .8883 working interest and a .7773 net revenue interest. Please provide information with regard to the correct interest.

8.   The Reames A, Major County, Oklahoma.  Please provide a copy of the
     ------------------------------------
     agreement referred to in Requirement 5 of the Pray Walker opinion covering this property. That agreement is apparently between Shell and Pan American and is dated April 6, 1960.

9.   The Reames C, Major and Blaine Counties, Oklahoma.  This well is in both
     -------------------------------------------------
     counties although the mortgage list indicates it is only in Major County. The title review on this property was performed only in Major County although part of the leases are in Blaine County. Requirement 4 of the Pray Walker opinion requires that a title review of the Blaine County records be performed to cover the remaining title. Please provide a supplemental or amended opinion covering the Blaine County leases.

10.  The Burch, Carter County, Oklahoma.  This property is mortgaged on eight
     ----------------------------------
     separate mortgages which all apparently attach to the interest being conveyed. These mortgages must be released. In addition, the record interest is less than represented by the seller and, at least with regard to the working interest, less than shown on the engineering list. The record interest is a .4984 working interest and a .3913 net revenue interest. The mortgage list indicates there should be a .5693 working interest and a .0965 net revenue interest. It appears that the net revenue interest shown on the mortgage list is clearly incorrect as the record title is considerably more than that and the seller's represented net revenue interest is .4856. Please provide information as to the correct interest being conveyed.

11.  The Pletcher, Carter County, Oklahoma.  This property is subject to the
     -------------------------------------
     same eight mortgages that the Burch well referred to above was subject to. These mortgages must be released. The record title interest in this property is also less than that represented by the seller and shown on the mortgage list. The record title is a .4828 working interest and a .3798 net revenue interest while the represented interest is a .663 working interest and a .4842 net revenue interest and the mortgage list shows a .5686 working interest and a .4379 net revenue interest. Please provide information with regard to the correct interest on this well.

12.  The City of Ardmore, Carter County, Oklahoma.  The opinion furnished for
     --------------------------------------------
     this property does not reflect that Norse Exploration, Inc. and/or H. Huffman & Co., the Sellers in the transaction with Gothic, had any record net revenue interest in this property. The record working interest is substantially less than the working interest represented by the Sellers. Apparently a significant amount of the represented interest is supposedly held as a result of unrecorded agreements. This property is apparently subject to eight separate mortgages which must be released. Please provide information with regard to the correct interests owned or to be owned in this well.

13.  The Seaman 1-12, Beaver County, Oklahoma.  The interest shown in the Pray
     ----------------------------------------
     Walker opinion is the before payout interest. The after payout interest for this well is .8875 working interest and a .6925 net revenue interest. This property is also still burdened by a mortgage from Triumph Resources, Inc. to State Bank and Trust N.A. The interest covered by that mortgage is now owned by Gothic. That mortgage must be released.

14.  The Highland 1-11, Beaver County, Oklahoma.  The Pray Walker opinion
     ------------------------------------------
     indicates that this property is also subject to a mortgage from Triumph Resources, Inc. to State Bank and Trust N.A. which encumbers part of the interest now owned by Gothic. This mortgage must be released. In addition, there are four UCC-1s filed by State Bank and Trust Co. in Beaver County which encumber the personalty on this well. There are three additional UCC-1s filed by Liberty Bank and Trust Co. which also encumber the personalty. All 7 UCC-1s were granted Triumph Resources, Inc. All of the UCC-1s must be released. In addition to the foregoing, the lease in question requires the approval of the Oklahoma State Land Office for the assignment into Gothic of the interest in this well. That consent must be obtained. In addition, there is outstanding an old production payment on this property from First Transportation Gas Corporation to Transwestern Pipeline which has not been released. Please obtain the release of this production payment or some indication that it has been paid in full. Last, there is an outstanding preferential right to purchase held by Phillips Petroleum dating back to 1986. Since this preferential right was in existence when the property was sold to Gothic, please obtain a waiver from Phillips of their preferential right in this property.

15.  The Opal Majors 1-5, Caddo County, Oklahoma.  There are two old mortgages
     -------------------------------------------
     encumbering this property which need to be released. The first was granted by Comstock to Chemical Bank and the second was granted by Triumph Resources, Inc. to State Bank and Trust N.A. The interest shown of record for this property is less than that represented by Gothic. The net revenue interest is approximately 4% less than represented. Please provide information about the correct interest owned in this property.

16.  The Grellner Nos. 1 and 2, Canadian County, Oklahoma.  There are a number
     ----------------------------------------------------
     of old mortgages granted by Crawley Petroleum Corporation et al. to Continental Illinois and/or Continental Bank which need to be released.

17.  The Hayes #7-1, Dewey County, Oklahoma.  The opinion indicates that there
     --------------------------------------
     is filed of record in Dewey County the UCC-1 granted by Triumph Resources, Inc. to State Bank and Trust which needs to be released.

18.  The Boucher #1-32, Dewey County, Oklahoma.  The opinion indicates that the
     -----------------------------------------
     net revenue interest of record is approximately 4% less than that represented by Gothic. Please explain or provide information with regard to the difference in the net revenue interest. The opinion also indicates that there are requirements from old opinions which remain unsatisfied and should be satisfied. Please provide information with regard to those requirements.

19.  The James 1-1, Ellis County, Oklahoma.  The opinion indicates that part of
     -------------------------------------
     Gothic's interest in this property is encumbered by a mortgage from Triumph Resources, Inc. to State Bank and Trust N.A. and by a UCC-1 on the personalty. Both the mortgage and the UCC-1 must be released.

20.  The Rakestraw 1-4, Ellis County, Oklahoma.  The opinion indicates that
     -----------------------------------------
     there is of record in Ellis County a UCC-1 filed in 1993 by State Bank and Trust Company on Triumph Resources, Inc. The UCC attaches to the personalty now owned by Gothic and must be released.

21.  The Wayland #1-5, Ellis County, Oklahoma.  There is a UCC-1 of record
     ----------------------------------------
     encumbering personalty owned by Gothic in this well which was filed by State Bank and Trust N.A. on Triumph Resources, Inc. This UCC-1 must be released. The opinion also indicates that there are unsatisfied requirements from prior opinions which should be satisfied. Please provide information with regard to these requirements.

22.  Louis Brown 1-27 and 2-27, Ellis County, Oklahoma.  The opinion indicates
     -------------------------------------------------
     that there is a UCC filed for record in Ellis County by State Bank and Trust Company which encumbers the personalty now owned by Gothic. These UCC-1s must be released.

23.  The Thornton Trust 1-32, Ellis County, Oklahoma.  The opinion indicates
     -----------------------------------------------
     that the net revenue interest represented by Gothic is for gas only. The net revenue interest for oil on this property is .8340. This is another of the properties that has a UCC filed by State Bank and Trust N.A. against Triumph Resources which must be released. It is also another one of the properties where the opinion indicates that there are unsatisfied requirements on prior opinions. Please provide information with regard to those requirements.

24.  The Lockhart 2-14, Harper County, Oklahoma.  The opinion on this property
     ------------------------------------------
     indicates that there are outstanding requirements on prior opinions which should be satisfied. Please provide information with regard to these requirements.

25.  The Schoenhals 1-11, Harper County, Oklahoma.  The opinion on this property
     --------------------------------------------
     indicates that there are outstanding requirements on prior opinions which should be satisfied. Please provide information with regard to these requirements.

26.  The State 1-27, Harper County, Oklahoma.  The opinion on this property
     ---------------------------------------
     indicates that there are outstanding requirements on prior opinions which should be satisfied. Please provide information with regard to these requirements.

27.  The Richmond 1-31, Woodward County, Oklahoma.  This is another property
     --------------------------------------------
     where part of Gothic's interest is encumbered by a mortgage and a UCC-1 from Triumph Resources to State Bank and Trust N.A. The mortgage and the UCC-1 must be released.

28.  The Anderson 1-27, Beaver County, Oklahoma.  The opinion indicates there is
     ------------------------------------------
     a mortgage from Triumph Resources, Inc. to State Bank and Trust and two UCC-1s filed by State Bank and Trust in Beaver County which encumber the interests of Gothic in this property. The mortgage and the UCC-1s must be released.

29.  The Pierce 1-28, Ellis County, Oklahoma.  The opinion indicates there is a
     ---------------------------------------
     UCC filed by State Bank and Trust covering the Gothic interest. The UCC must be released.